Exhibit 99.1 Semiconductor HOLDRS Trust Prospectus

PROSPECTUS

                        [LOGO] SEMICONDUCTOR HOLDRS SM

                       1,000,000,000 Depositary Receipts
                         Semiconductor HOLDRS SM Trust

      The Semiconductor HOLDRS SM Trust issues Depositary Receipts called Semiconductor HOLDRS SM representing your undivided beneficial ownership in the common stock of a group of specified companies that, among other things, develop, manufacture and market integrated circuitry and other products known as semiconductors, which allow for increased speed and functionality in components used in computers and other electronic devices. The Bank of New York is the trustee. You only may acquire, hold or transfer Semiconductor HOLDRS in a round-lot amount of 100 Semiconductor HOLDRS or round-lot multiples. Semiconductor HOLDRS are separate from the underlying deposited common stocks that are represented by the Semiconductor HOLDRS. For a list of the names and the number of shares of the companies that make up a Semiconductor HOLDR, see "Highlights of Semiconductor HOLDRS--The Semiconductor HOLDRS" starting on page 10.

      Investing in Semiconductor HOLDRS involves significant risks. See "Risk Factors" starting on page 4.

      Semiconductor HOLDRS are neither interests in nor obligations of either the initial depositor, Merrill Lynch, Pierce, Fenner & Smith Incorporated, or The Bank of New York, as trustee.

      The Semiconductor HOLDRS are listed on the American Stock Exchange under the symbol "SMH." On February 12, 2001, the last reported sale price of the Semiconductor HOLDRS on the American Stock Exchange was $56.65.

                                ---------------

      Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                ---------------

               The date of this prospectus is February 15, 2001.

"HOLDRS" and "HOLding Company Depositary ReceiptS" are service marks of Merrill Lynch & Co., Inc.

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Summary....................................................................   3
Risk Factors...............................................................   4
Highlights of Semiconductor HOLDRS.........................................  10
The Trust..................................................................  16
Description of Semiconductor HOLDRS........................................  16
Description of the Underlying Securities...................................  17
Description of the Depositary Trust Agreement..............................  19
Federal Income Tax Consequences............................................  23
ERISA Considerations.......................................................  26
Plan of Distribution.......................................................  26
Legal Matters..............................................................  27
Where You Can Find More Information........................................  27

                                ---------------

      This prospectus contains information you should consider when making your investment decision. With respect to information about Semiconductor HOLDRS, you should rely only on the information contained in this prospectus. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell Semiconductor HOLDRS in any jurisdiction where the offer or sale is not permitted.

      The Semiconductor HOLDRS are not registered for public sale outside of the United States. Non-U.S. receipt holders should refer to "Federal Income Tax Consequences--Non-U.S. receipt holders" and we recommend that non-U.S. receipt holders consult their tax advisors regarding U.S. withholding and other taxes which may apply to ownership of the Semiconductor HOLDRS or of the underlying securities through an investment in the Semiconductor HOLDRS.

                                    SUMMARY

      The Semiconductor HOLDRS trust was formed under the depositary trust agreement, dated as of April 24, 2000 among The Bank of New York, as trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, other depositors and the owners of the Semiconductor HOLDRS. The trust is not a registered investment company under the Investment Company Act of 1940.

      The trust currently holds shares of common stock issued by a group of specified companies that were, at the time of the initial offering, generally considered to be involved in various aspects of the semiconductor business. Companies involved in the semiconductor industry develop, manufacture and market integrated circuitry and other products made from semiconductors which allow for increased speed and functionality in components for computers and other electronic devices. The number of shares of each company's common stock currently held by the trust with respect to each round-lot of Semiconductor HOLDRS is specified under "Highlights of Semiconductor HOLDRS--The Semiconductor HOLDRS." This group of common stocks, and the securities of any company that may be added to the Semiconductor HOLDRS, are collectively referred to in this prospectus as the underlying securities. There are currently 20 companies included in the Semiconductor HOLDRS, which may change as a result of reconstitution events, distributions of securities by underlying issuers or other events. The Semiconductor HOLDRS are separate from the underlying common stocks that are represented by the Semiconductor HOLDRS. On February 12, 2001, there were 10,400,600 Semiconductor HOLDRS outstanding.

                                  RISK FACTORS

      An investment in Semiconductor HOLDRS involves risks similar to investing directly in each of the underlying securities outside of the Semiconductor HOLDRS, including the risks associated with a concentrated investment in the semiconductor business.

General Risk Factors

     . Loss of investment. Because the value of Semiconductor HOLDRS directly relates to the value of the underlying securities, you may lose a substantial portion of your investment in the Semiconductor HOLDRS if the underlying securities decline in value.

     . Discount trading price. Semiconductor HOLDRS may trade at a discount to the aggregate value of the underlying securities.

     . Not necessarily representative of the semiconductor business. At the time of the initial offering, the companies included in the Semiconductor HOLDRS were generally considered to be involved in various aspects of the semiconductor business, however, the market price of the underlying securities and the Semiconductor HOLDRS may not necessarily follow the price movements of the entire semiconductor business. If the underlying securities decline in value, your investment in the Semiconductor HOLDRS will decline in value, even if common stock prices of companies involved in the semiconductor business generally increase in value. In addition, since the time of the initial offering, the companies included in the Semiconductor HOLDRS may not be involved in the semiconductor business. In this case, the Semiconductor HOLDRS may not consist of securities issued only by companies involved in the semiconductor business.

     . Not necessarily comprised of solely semiconductor companies. As a result of distributions of securities by companies included in the Semiconductor HOLDRS or other corporate events, such as mergers, securities of companies that are not currently included in the Semiconductor HOLDRS and that are not involved in the semiconductor business may be included in the Semiconductor HOLDRS. Pursuant to an amendment to the depositary trust agreement, the securities of a new company will only be distributed from the Semiconductor HOLDRS if the securities have a different Standard & Poor's Corporation sector classification than any of the underlying issuers included in Semiconductor HOLDRS at the time of the distribution or the corporate event or if the securities are not listed for trading on a U.S. national securities exchange or through Nasdaq NMS. As there are only 11, broadly defined sector classifications, the use of Standard and Poor's sector classifications to determine whether a new company will be included in the Semiconductor HOLDRS provides no assurance that each new company included in the Semiconductor HOLDRS will be involved in the semiconductor business. Currently, the underlying securities included in the Semiconductor HOLDRS are represented in the Technology sector. Since each sector classification is defined so broadly, the securities of a new company could have the same sector classification as a company currently included in the Semiconductor HOLDRS yet not be involved in the semiconductor business. In addition, the sector classifications of securities included in the Semiconductor HOLDRS may change over time if the companies that issued these securities change their focus of operations or if Standard & Poor's alters the criteria it uses to determine sector classifications, or both. Therefore, additional sector classifications may be represented in the Semiconductor HOLDRS which may also result in the inclusion in the Semiconductor HOLDRS of the securities of a new company that is not involved in the semiconductor business.

     . No investigation of underlying securities. The underlying securities initially included in the Semiconductor HOLDRS were selected by Merrill Lynch, Pierce, Fenner & Smith Incorporated based on the market capitalization of issuers and the market liquidity of common stocks in the semiconductor business, without regard for the value, price performance, volatility or investment merit of the underlying securities. The Semiconductor HOLDRS Trust, the trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and their affiliates, have not performed any investigation or review of the selected companies, including the public filings by the companies. Investors and market participants should not conclude that the inclusion of a company is any form of investment recommendation by the trust, the trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, or their affiliates.

     . Loss of diversification. As a result of industry developments, reorganizations or market fluctuations affecting issuers of the underlying securities, Semiconductor HOLDRS may not necessarily be a diversified investment in the semiconductor business. In addition, reconstitution events, distributions of securities by an underlying issuer or other events, which may result in the distribution of securities from, or the inclusion of additional securities in, the Semiconductor HOLDRS, may also reduce diversification. Semiconductor HOLDRS may represent a concentrated investment in one or more of the underlying securities which would reduce investment diversification and increase your exposure to the risks of concentrated investments.

     . Conflicting investment choices. In order to sell one or more of the underlying securities individually, participate in a tender offer relating to one or more of the underlying securities or participate in any form of stock repurchase program by an issuer of an underlying security you will be required to cancel your Semiconductor HOLDRS and receive delivery of each of the underlying securities. The cancellation of your Semiconductor HOLDRS will allow you to sell individual underlying securities or to deliver individual underlying securities in a tender offer or any form of stock repurchase program. The cancellation of Semiconductor HOLDRS will involve payment of a cancellation fee to the trustee.

     . Trading halts. Trading in Semiconductor HOLDRS on the American Stock Exchange may be halted if trading in one or more of the underlying securities is halted. Trading in Semiconductor HOLDRS may be halted even if trading continues in some or all of the underlying securities. If trading is halted in Semiconductor HOLDRS, you will not be able to trade Semiconductor HOLDRS and you will only by able to trade the underlying securities if you cancel your Semiconductor HOLDRS and receive each of the underlying securities.

     . Delisting from the American Stock Exchange. If the number of companies whose securities are held in the trust falls below nine, the American Stock Exchange may consider delisting the Semiconductor HOLDRS. If the Semiconductor HOLDRS are delisted by the American Stock Exchange, a termination event will result unless the Semiconductor HOLDRS are listed for trading on another U.S. national securities exchange or through Nasdaq NMS within five business days from the date the Semiconductor HOLDRS are delisted. There are currently 20 companies whose securities are included in the Semiconductor HOLDRS.

     . Possible conflicts of interest. Merrill Lynch, Pierce, Fenner & Smith Incorporated, as initial depositor, has selected the underlying securities that were originally included in the Semiconductor HOLDRS and may face possible conflicts of interest as Merrill Lynch, Pierce, Fenner & Smith Incorporated and its affiliates, may engage in investment banking or may provide other services for issuers of the underlying securities.

Risk Factors Specific to Companies Involved in the Semiconductor Business

     . The stock prices of companies involved in the semiconductor business have been and will likely continue to be volatile, which will directly affect the price volatility of the Semiconductor HOLDRS, and you could lose a substantial part of your investment. The trading prices of the stocks of semiconductor companies have been volatile. These stock prices could be subject to wide fluctuations in response to a variety of factors, including the following:

            .  general market fluctuations;

            . actual or anticipated variations in companies' quarterly operating results;

            . announcements of technological innovations or new services by competitors of the companies included in the Semiconductor HOLDRS;

            . announcements by semiconductor companies or their competitors of significant acquisitions, strategic partnerships, joint ventures or capital commitments;

            . failure to integrate or realize projected benefits from acquisitions;

            .  manufacturing yields;

            .  changes in financial estimates by securities analysts;

            .  changes in market valuations of semiconductor companies;

            . legal or regulatory developments affecting companies included in the Semiconductor HOLDRS or in the semiconductor business;

            .  additions or departures of key personnel;

            . sales of semiconductor companies' common stock or other securities in the open market; and

            .  fluctuations in quarterly and annual operating results.

        In addition, the trading prices of semiconductor stocks in general have experienced price and volume fluctuations in recent months. These fluctuations often have been unrelated or disproportionate to the operating performance of these companies. The valuations of many semiconductor stocks are high when measured by conventional valuation standards such as price to earnings and price to sales ratios. Some of the companies do not or in the future might not have earnings. As a result, these trading prices may decline substantially and valuations may not be sustained. Any negative change in the public's perception of the prospects of semiconductor companies, generally, could depress the stock prices of a semiconductor company regardless of semiconductor companies' results. Other broad market and industry factors may decrease the stock price of semiconductor stocks, regardless of their operating results. Market fluctuations, as well as general political and economic conditions, such as recession or interest rate or currency rate fluctuations, also may decrease the market price of semiconductor stocks.

        As a result of fluctuations in the trading prices of the companies included in the Semiconductor HOLDRS, the trading price of Semiconductor HOLDRS has fluctuated significantly. The initial offering price of a Semiconductor HOLDR, on May 4, 2000, was $93.32 and over the last year it has reached a high of $105.75 and a low of $46.20.

     . The ability to maintain or increase market share depends on timely introduction and market acceptance of new products offered by semiconductor companies. The equipment manufacturing, data communications and storage, and telecommunications markets which semiconductor companies serve are characterized by rapidly changing technology, evolving industry standards and practices, frequent new product and service introductions and enhancements, pricing pressure and changing customer demands. It is necessary for semiconductor companies to adapt to rapidly changing technologies, adapt their services to evolving industry standards and to continually improve the price, performance, features and reliability of their products. They must quickly develop, introduce and deliver their products, or incur the risk that their competitors will introduce the same or similar products, or products which could make their products obsolete. In addition, the widespread adoption of new technologies could require substantial expenditures to modify or adapt the existing products offered by many semiconductor companies. New product research and development may be costly and time-consuming. Many semiconductor companies may not successfully introduce new products, develop and maintain a loyal customer base or achieve general market acceptance for their products, and failure to do so could have a material adverse effect on their business, results of operations and financial condition.

     . Some of the companies involved in the semiconductor business are also engaged in other lines of business unrelated to the semiconductor business, and they may experience problems with these lines of business which could adversely affect their operating results. Some of the companies which comprise the Semiconductor HOLDRS have lines of business that do not relate to the semiconductor business and which may present additional risks not mentioned in this prospectus. The operating results of these semiconductor companies may fluctuate as a result of these additional risks and events in the industries of these other lines of business. Despite a company's possible success in the semiconductor business, there can be no assurance that the other lines of business in which these companies are engaged will not have an adverse effect on a company's business or financial condition.

     . The semiconductor business is highly cyclical which may cause the operating results of many semiconductor companies to vary significantly. The semiconductor business is highly cyclical and has been subject to significant economic downturns at various times. These downturns are typically characterized by diminished product demand, production overcapacity, accelerated decline of average selling prices and reduced revenues. In addition, many semiconductor companies' operating results have been harmed in the past by industry-wide fluctuations in demand for semiconductors, resulting in under-utilization of companies' manufacturing capacity. Semiconductor company's revenues depend in large part on the continued growth of various electronics industries that use semiconductors, and can fluctuate dramatically depending on the supply and demand balance within the industry. Semiconductor companies' business could be harmed in the future by cyclical conditions in the semiconductor industry or by slower growth in any of the markets for semiconductor products.

     . Many semiconductor companies have created new technologies for the semiconductor industry and currently rely on a limited number of customers as purchasers of their products. Several semiconductor companies rely on a limited number of customers for their semiconductor products and services. If new customers do not adopt these technologies for use in their systems, the operating results and financial condition of these semiconductor companies may be adversely affected. In addition, many semiconductor products are marketed to equipment manufacturers who may be reluctant to change suppliers and incorporate different technologies into their products due to the significant costs associated with qualifying a new supplier. As a result, semiconductor companies may experience barriers to future sales opportunities.

     . Many semiconductor companies rely on a single supplier or a limited number of suppliers for the parts and raw materials used in their products, and if quality parts and materials are not delivered by the suppliers on a timely basis, these companies will not be able to manufacture and deliver their products on a timely schedule which could adversely affect their financial condition. Reliance on a single supplier or limited number of suppliers subjects many semiconductor companies to risks of delivery delays, price increases, receipt of non-conforming or poor quality components and inability to obtain long-term supplies of components. Any reduction or interruption in these third parties' supply or manufacturing could adversely affect many semiconductor companies' ability to deliver their products and meet customer needs, especially since many semiconductor companies do not maintain extensive inventories of parts and materials for manufacturing. There can be no assurance that semiconductor companies will not encounter problems with suppliers which may result in harm to their reputation and adversely affect their operations and financial condition.

     . The manufacturing processes are highly complex, costly and potentially vulnerable to impurities and other disruptions that can significantly increase costs and delay product shipments to customers. The manufacturing processes of many semiconductor companies are highly complex, require advanced and costly equipment and are continuously being modified in an effort to improve yields and product performance. Impurities or other difficulties in the manufacturing process can lower yields, interrupt production and result in loss of customers. As system complexity has increased and technologies have become more advanced, manufacturing tolerances have been reduced and requirements for precision have become even more demanding. There can be no assurance that semiconductor companies will not experience production difficulties that cause delivery delays and quality control problems.

     . The semiconductor business is very competitive, and a semiconductor company's failure to establish a customer base which uses its technologies would adversely affect its operating results. Semiconductor access services can be based on several different technologies, and the competition among semiconductor companies to convince a provider to select its technology can be intense. The semiconductor market is new and rapidly evolving and it is likely that competitors will expand their business to produce existing technologies as well as continue to develop new technologies which compete with, or make obsolete, the existing technologies. Failure to accurately identify emerging technological trends and demand for product features and performance characteristics could place a semiconductor company at a severe competitive disadvantage. Many semiconductor companies face significant competition from other companies which have greater market share and financial resources. These companies may be better positioned to finance research and development activities, and they may have greater resources with which to acquire other companies in the industry.

     . Failure to integrate acquisitions could disrupt operations and prevent the realization of intended benefits. Many semiconductor companies are active acquirers of other companies as part of their business plans. There can be no assurance that many semiconductor companies will be able to integrate these acquired companies, which may result in failure to realize expected cost savings, increases in revenue and other projected benefits from such integration. There can be no assurance that these companies will be able to develop the capabilities necessary to exploit newly acquired technologies. There can also no be no assurance that these companies will be able to attract and retain qualified personnel from acquired businesses or be successful in integrating such personnel. Furthermore, semiconductor companies may suffer material adverse short and long-term effects on operating results and financial condition as a result of such acquisitions.

     . The international operations of many semiconductor companies expose them to risks associated with instability and changes in economic and political conditions, foreign currency fluctuations, changes in foreign regulations and other risks inherent to international business. Many semiconductor companies have international operations and derive substantial revenue from international sales. The risks of international business that the companies are exposed to include the following:

            .  general economic, social and political conditions;

            . the difficulty of enforcing intellectual property rights, agreements and collecting receivables through certain foreign legal systems;

            . differing tax rates, tariffs, exchange controls or other similar restrictions;

            .  currency fluctuations;

            . changes in, and compliance with, domestic and foreign laws and regulations which impose a range of restrictions on operations, trade practices, foreign trade and international investment decisions; and

            . reduction in the number or capacity of qualified manufacturing subcontractors in international markets.

     . Inability to adequately protect proprietary rights may harm the competitive positions of many semiconductor companies. Many semiconductor companies rely on a combination of copyrights, trademarks, service marks, trade secret laws and contractual restrictions to establish and protect proprietary rights in their products and services. There can be no assurance that these companies will be able to protect their intellectual property if they are unable to enforce their rights or if they do not detect unauthorized use of their intellectual property. Furthermore, any steps taken to protect intellectual property may be inadequate, time consuming and expensive. In addition, semiconductor companies may be subject to claims that their products and services infringe the intellectual property rights of others. Patent disputes are possible and can preclude the successful introduction of new products and technologies. Any claim, whether meritorious or not, could be time consuming, result in costly litigation, delay product or service introduction or require semiconductor companies to enter into royalty or licensing agreements.

     . Many semiconductor companies are dependent on their ability to continue to attract and retain highly-skilled technical and managerial personnel to develop and generate their business. The success of many semiconductor companies is highly dependent of the experience, abilities and continued services of key executive officers and key technical personnel. If these companies lose the services of any of these officers or key technical personnel, their future success could be undermined. Competition for personnel is intense. There is no certainty that any of these semiconductor companies will be able to continue to attract and retain qualified personnel.

                       HIGHLIGHTS OF SEMICONDUCTOR HOLDRS

      This discussion highlights information regarding Semiconductor HOLDRS. We present certain information more fully in the rest of this prospectus. You should read the entire prospectus carefully before you purchase Semiconductor HOLDRS.

Issuer......................  Semiconductor HOLDRS Trust.

The trust...................  The Semiconductor HOLDRS Trust was formed under the depositary trust agreement, dated as of April 24, 2000 among The Bank of New York, as trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, other depositors and the owners of the Semiconductor HOLDRS and was amended on November 22, 2000. The trust is not a registered investment company under the Investment Company Act of 1940.

Initial depositor...........  Merrill Lynch, Pierce, Fenner & Smith
                              Incorporated.

Trustee.....................  The Bank of New York, a New York state-chartered banking organization, is the trustee and receives compensation as set forth in the depositary trust agreement.

Purpose of Semiconductor
 HOLDRS.....................  Semiconductor HOLDRS are designed to achieve the following:

                              Diversification. Semiconductor HOLDRS are designed to allow you to diversify your investment in the semiconductor business through a single, exchange-listed instrument representing your undivided beneficial ownership of the underlying securities.

                              Flexibility. The beneficial owners of
                              Semiconductor HOLDRS have undivided beneficial ownership interests in each of the underlying securities represented by the Semiconductor HOLDRS, and can cancel their Semiconductor HOLDRS to receive each of the underlying securities represented by the Semiconductor HOLDRS.

                              Transaction costs. The expenses associated with buying and selling Semiconductor HOLDRS in the secondary market are expected to be less than separately buying and selling each of the underlying securities in a traditional brokerage account with transaction-based charges.

Trust assets................  The trust holds shares of common stock issued by specified companies that, when initially selected, were involved in the semiconductor business. Except when a reconstitution event, distribution of securities by an underlying issuer or other event occurs, the group of companies will not change. Reconstitution events are described in this prospectus under the heading "Description of the Depositary Trust Agreement--Distributions" and "--Reconstitution events." There are currently 20 companies included in the Semiconductor HOLDRS.

                              The trust's assets may increase or decrease as a result of in-kind deposits and withdrawals of the underlying securities during the life of the trust.

The Semiconductor HOLDRS....  The trust has issued, and may continue to issue
                              Semiconductor HOLDRS that represent an undivided beneficial ownership interest in the shares of common stock that are held by the trust. The Semiconductor HOLDRS themselves are separate from the underlying securities that are represented by the Semiconductor HOLDRS.

                              The following chart provides the

                              . names of the 20 issuers of the underlying securities currently represented by a Semiconductor HOLDR,

                              .  stock ticker symbols,

                              . share amounts currently represented by a round-lot of 100 Semiconductor HOLDRS, and

                              . principal U.S. market on which the securities of the selected companies are traded.

                                                            Primary
                                                    Share   Trading
                       Name of Company      Ticker Amounts   Market
                  ------------------------- ------ ------- ----------
                  Advanced Micro Devices,
                   Inc.                      AMD       4*     NYSE
                  Altera Corporation         ALTR      6*  Nasdaq NMS
                  Amkor Technology, Inc.     AMKR      2   Nasdaq NMS
                  Analog Devices, Inc.       ADI       6      NYSE
                  Applied Materials, Inc.    AMAT     13   Nasdaq NMS
                  Atmel Corporation          ATML      8*  Nasdaq NMS
                  Broadcom Corporation       BRCM      2   Nasdaq NMS
                  Intel Corporation          INTC     30*  Nasdaq NMS
                  KLA-Tencor Corporation     KLAC      3   Nasdaq NMS
                  Linear Technology
                   Corporation               LLTC      5   Nasdaq NMS
                  LSI Logic Corporation      LSI       5      NYSE
                  Maxim Integrated
                   Products, Inc.            MXIM      5   Nasdaq NMS
                  Micron Technology, Inc.     MU       9      NYSE
                  National Semiconductor
                   Corporation               NSM       3      NYSE
                  Novellus Systems, Inc.     NVLS      2   Nasdaq NMS
                  SanDisk Corporation        SNDK      1   Nasdaq NMS
                  Teradyne, Inc.             TER       3      NYSE
                  Texas Instruments
                   Incorporated              TXN      22*     NYSE
                  Vitesse Semiconductor
                   Corporation               VTSS      3   Nasdaq NMS
                  Xilinx, Inc.               XLNX      5   Nasdaq NMS

                              --------
                              *  Reflects previous stock splits.

                              These companies generally were considered to be among the 20 largest and most liquid companies involved in the semiconductor business as measured by market capitalization and trading volume on April 17, 2000. The market capitalization of a company was determined by multiplying the market price of its common stock by the number of outstanding shares of its common stock.

                              The trust only will issue and cancel, and you only may obtain, hold, trade or surrender, Semiconductor HOLDRS in a round-lot of 100 Semiconductor HOLDRS and round-lot multiples. The trust will only issue Semiconductor HOLDRS upon the deposit of the whole shares represented by a round-lot of 100 Semiconductor HOLDRS.

                              In the event that a fractional share comes to be represented by a round-lot of Semiconductor HOLDRS, the trust may require a minimum of more than one round-lot of 100 Semiconductor HOLDRS for an issuance so that the trust will always receive whole share amounts for issuance of Semiconductor HOLDRS.

                              The number of outstanding Semiconductor HOLDRS will increase and decrease as a result of in-kind deposits and withdrawals of the underlying securities. The trust will stand ready to issue additional Semiconductor HOLDRS on a continuous basis when an investor deposits the required shares of common stock with the trustee.

Purchases...................  You may acquire Semiconductor HOLDRS in two ways:

                              . through an in-kind deposit of the required number of shares of common stock of the underlying issuers with the trustee, or

                              . through a cash purchase in the secondary trading market.

Issuance and cancellation     If you wish to create Semiconductor HOLDRS by
fees........................  delivering to the trust the requisite shares of common stock represented by a round-lot of 100
                              Semiconductor HOLDRS, The Bank of New York as trustee will charge you an issuance fee of up to $10.00 for each round-lot of 100 Semiconductor
                              HOLDRS. If you wish to cancel your Semiconductor
                              HOLDRS and withdraw your underlying securities, The Bank of New York as trustee will charge you a cancellation fee of up to $10.00 for each round-lot of 100 Semiconductor HOLDRS.

Commissions.................  If you choose to deposit underlying securities in order to receive Semiconductor HOLDRS, you will be responsible for paying any sales commission associated with your purchase of the underlying securities that is charged by your broker in addition to the issuance fee, charged by the trustee, described above.

Custody fees................  The Bank of New York, as trustee and as custodian, will charge you a quarterly custody fee of $2.00 for each round-lot of 100 Semiconductor HOLDRS, to be deducted from any cash dividend or other cash distributions on underlying securities received by the trust. With respect to the aggregate custody fee payable in any calendar year for each Semiconductor HOLDRS, the trustee will waive that portion of the fee which exceeds the total cash dividends and other cash distributions received, or to be received, and payable with respect to such calendar year.

Rights relating to
 Semiconductor HOLDRS.......  You have the right to withdraw the underlying securities upon request by delivering a round-lot or integral multiple of a round-lot of Semiconductor HOLDRS to the trustee, during the trustee's business hours, and paying the cancellation fees, taxes and other charges. You should receive the underlying securities no later than the business day after the trustee receives a proper notice of cancellation. The trustee will not deliver fractional shares of underlying securities. To the extent that any cancellation of

                              Semiconductor HOLDRS would otherwise require the delivery of a fractional share, the trustee will sell the fractional share in the market and the trust, in turn, will deliver cash in lieu of the fractional share. Except with respect to the right to vote for dissolution of the trust, the Semiconductor HOLDRS themselves will not have voting rights.

Rights relating to the
 underlying securities......  As an owner of a Semiconductor HOLDR, you have the right to:

                              . Receive all shareholder disclosure materials, including annual and quarterly reports, distributed by the issuers of the underlying securities.

                              . Receive all proxy materials distributed by the issuers of the underlying securities and will have the right to instruct the trustee to vote the underlying securities or may attend shareholder meetings yourself.

                              . Receive dividends and other distributions on the underlying securities, if any are declared and paid to the trustee by an issuer of the underlying securities, net of any applicable taxes or fees; any distributions of securities by an issuer of underlying securities will be deposited into the trust and become part of the Semiconductor HOLDRS unless the distributed securities are not listed for trading on a U.S. national securities exchange or through Nasdaq NMS or the distributed securities have a Standard & Poor's sector classification that is different from the sector classifications represented in the Semiconductor HOLDRS at the time of the distribution. In addition, if the issuer of underlying securities offers rights to acquire additional underlying securities or other securities, the rights may be made available to you, may be disposed of or may lapse.

                              If you wish to participate in a tender offer for underlying securities, or any form of stock repurchase program by an issuer of an underlying security, you must obtain the underlying securities by surrendering your Semiconductor HOLDRS and receiving all of your underlying securities. For specific information about obtaining your underlying securities, you should read the discussion under the caption "Description of the Depositary Trust Agreement."

Reconstitution events ......  The depositary trust agreement provides for the automatic distribution of underlying securities from the Semiconductor HOLDRS to you in the following four circumstances:

                              A. If an issuer of underlying securities no
                                 longer has a class of common stock registered under section 12 of the Securities Exchange Act of 1934, then its securities will no longer be an underlying security and the trustee will distribute the shares of that company to the owners of the Semiconductor HOLDRS.

                              B. If the SEC finds that an issuer of underlying
                                 securities should be registered as an
                                 investment company under the Investment

                                Company Act of 1940, and the trustee has actual knowledge of the SEC finding, then the trustee will distribute the shares of that company to the owners of the Semiconductor HOLDRS.

                             C. If the underlying securities of an issuer
                                cease to be outstanding as a result of a merger, consolidation, corporate combination or other event, the trustee will distribute the consideration paid by and received from the acquiring company or the securities received in exchange for the securities of the underlying issuer whose securities cease to be outstanding to the beneficial owners of Semiconductor HOLDRS, only if the Standard & Poor's sector classification of the securities received as consideration is different from the sector classifications represented in the Semiconductor HOLDRS at the time of the distribution or exchange or if the securities received are not listed for trading on a U.S. national securities exchange or through Nasdaq NMS. In any other case, the additional securities received will be deposited into the trust.

                             D. If an issuer's underlying securities are
                                delisted from trading on a U.S. national securities exchange or through Nasdaq NMS and are not listed for trading on another U.S. national securities exchange or through Nasdaq NMS within five business days from the date the securities are delisted.

                              To the extent a distribution of underlying securities from the Semiconductor HOLDRS is required as a result of a reconstitution event, the trustee will deliver the underlying security to you as promptly as practicable after the date that the trustee has knowledge of the occurrence of a reconstitution event.

                              In addition, securities of a new company will be added to the Semiconductor HOLDRS, as a result of a distribution of securities by an underlying issuer or, where a corporate event occurs, where the securities of an underlying issuer are exchanged for the securities of another company, unless the securities received (1) have a Standard & Poor's sector classification that is different from the sector classification of any other security then included in the Semiconductor HOLDRS or (2) are not listed for trading on a U.S. national securities exchange or through Nasdaq NMS.

                              It is anticipated, as a result of the broadly defined Standard & Poor's sector classifications, that most distributions or exchanges of securities will result in the inclusion of new securities in Semiconductor HOLDRS. The trustee will review the publicly available information that identifies the Standard & Poor's sector classifications of securities to determine whether securities received as a result of a distribution by an underlying issuer or as consideration for securities included in the Semiconductor HOLDRS will be distributed from the Semiconductor HOLDRS to you.

Standard & Poor's sector
 classifications............  Standard & Poor's Corporation is an independent source of market information that, among other things, classifies the securities of public companies into various sector classifications based on its own criteria. There are 11 Standard & Poor's sector classifications and each class of publicly traded securities of a company are each given only one sector classification. The securities included in the Semiconductor HOLDRS are currently represented in the Technology sector. The Standard & Poor's sector classifications of the securities included in the Semiconductor HOLDRS may change over time if the companies that issued these securities change their focus of operations or if Standard & Poor's alters the criteria it uses to determine sector classifications, or both.

Termination events..........  A. The Semiconductor HOLDRS are delisted from the American Stock Exchange and are not
                                 listed for trading on another U.S. national securities exchange or through Nasdaq NMS within five business days from the date the Semiconductor HOLDRS are delisted.

                              B. The trustee resigns and no successor trustee
                                 is appointed within 60 days from the date the trustee provides notice to Merrill Lynch, Pierce, Fenner & Smith Incorporated, as initial depositor, of its intent to resign.

                              C. 75% of beneficial owners of outstanding
                                 Semiconductor HOLDRS vote to dissolve and liquidate the trust.

                              If a termination event occurs, the trustee will distribute the underlying securities as promptly as practicable after the termination event.

Federal income tax            The federal income tax laws will treat a U.S.
consequences ...............  holder of Semiconductor HOLDRS as directly owning the underlying securities. The
                              Semiconductor HOLDRS themselves will not result in any federal tax consequences separate from the tax consequences associated with ownership of the underlying securities.

Listing.....................  The Semiconductor HOLDRS are listed on the
                              American Stock Exchange under the symbol "SMH." On February 12, 2001, the last reported sale price of the Semiconductor HOLDRS on the American Stock Exchange was $56.65.

Trading.....................  Investors are only able to acquire, hold, transfer and surrender a round-lot of 100
                              Semiconductor HOLDRS. Bid and ask prices, however, are quoted per single Semiconductor HOLDR.

Clearance and settlement....  Semiconductor HOLDRS have been issued in book-
                              entry form. Semiconductor HOLDRS are evidenced by one or more global certificates that the trustee has deposited with The Depository Trust Company, referred to as DTC. Transfers within DTC will be in accordance with DTC's usual rules and operating procedures. For further information see "Description of Semiconductor HOLDRS."

                                   THE TRUST

      General. This discussion highlights information about the Semiconductor HOLDRS Trust. You should read this information about the depositary trust agreement, as well as the depositary trust agreement and the amendment to the depositary trust agreement before you purchase Semiconductor HOLDRS. The material terms of the depositary trust agreement are described in this prospectus under the heading "Description of the Depositary Trust Agreement."

      The Semiconductor HOLDRS Trust. The trust was formed pursuant to the depositary trust agreement, dated as of April 24, 2000. The depositary trust agreement was amended on November 22, 2000. The Bank of New York is the trustee. The Semiconductor HOLDRS Trust is not a registered investment company under the Investment Company Act of 1940.

      The Semiconductor HOLDRS Trust is intended to hold deposited shares for the benefit of owners of Semiconductor HOLDRS. The trustee will perform only administrative and ministerial acts. The property of the trust consists of the underlying securities and all monies or other property, if any, received by the trustee. The trust will terminate on December 31, 2040, or earlier if a termination event occurs.

                      DESCRIPTION OF SEMICONDUCTOR HOLDRS

      The trust has issued Semiconductor HOLDRS under the depositary trust agreement described in this prospectus under the heading "Description of the Depositary Trust Agreement." The trust may issue additional Semiconductor HOLDRS on a continuous basis when an investor deposits the requisite underlying securities with the trustee.

      You may only acquire, hold, trade and surrender Semiconductor HOLDRS in a round-lot of 100 Semiconductor HOLDRS and round-lot multiples. The trust will only issue Semiconductor HOLDRS upon the deposit of the whole shares of underlying securities that are represented by a round-lot of 100 Semiconductor HOLDRS. In the event of a stock split, reverse stock split or other distribution by the issuer of an underlying security that results in a fractional share becoming represented by a round-lot of Semiconductor HOLDRS, the trust may require a minimum of more than one round-lot of 100 Semiconductor HOLDRS for an issuance so that the trust will always receive whole share amounts for issuance of Semiconductor HOLDRS.

      Semiconductor HOLDRS will represent your individual and undivided beneficial ownership interest in the common stock of the specified underlying securities. The companies selected as part of this receipt program are listed above in the section entitled "Highlights of Semiconductor HOLDRS--The Semiconductor HOLDRS."

      Beneficial owners of Semiconductor HOLDRS will have the same rights and privileges as they would have if they beneficially owned the underlying securities outside of the trust. These include the right of investors to instruct the trustee to vote the common stock, and to receive dividends and other distributions on the underlying securities, if any are declared and paid to the trustee by an issuer of an underlying security, as well as the right to cancel Semiconductor HOLDRS to receive the underlying securities. See "Description of the Depositary Trust Agreement." Semiconductor HOLDRS are not intended to change your beneficial ownership in the underlying securities under federal securities laws, including sections 13(d) and 16(a) of the Securities Exchange Act of 1934.

      The trust will not publish or otherwise calculate the aggregate value of the underlying securities represented by a receipt. Semiconductor HOLDRS may trade in the secondary market at prices that are lower than the aggregate value of the corresponding underlying securities. If, in such case, an owner of Semiconductor HOLDRS wishes to realize the dollar value of the underlying securities, that owner will have to cancel the Semiconductor HOLDRS. Such cancellation will require payment of fees and expenses as described in "Description of the Depositary Trust Agreement--Withdrawal of underlying securities."

      Semiconductor HOLDRS are evidenced by one or more global certificates that the trustee has deposited with DTC and registered in the name of Cede & Co., as nominee for DTC. Semiconductor HOLDRS are available only in book-entry form. Owners of Semiconductor HOLDRS hold their Semiconductor HOLDRS through DTC, if they are participants in DTC, or indirectly through entities that are participants in DTC.

                    DESCRIPTION OF THE UNDERLYING SECURITIES

      Selection criteria. The underlying securities are the common stocks of a group of specified companies that, at the time of selection, were involved in various aspects of the semiconductor business and whose common stock is registered under section 12 of the Exchange Act. The issuers of the underlying securities were, as of April 17, 2000, among the largest capitalized and most liquid companies involved in the semiconductor business as measured by market capitalization and trading volume.

      The Semiconductor HOLDRS may no longer consist of securities issued by companies involved in the semiconductor business. Merrill Lynch, Pierce, Fenner & Smith Incorporated will determine, in its sole discretion, whether the issuer of a particular underlying security remains in the semiconductor business and will undertake to make adequate disclosure when necessary.

      Underlying securities. For a list of the underlying securities represented by Semiconductor HOLDRS, please refer to "Highlights of Semiconductor HOLDRS--The Semiconductor HOLDRS." If the underlying securities change because of a reconstitution event, a distribution of securities by an underlying issuer or other event, a revised list of underlying securities will be set forth in a prospectus supplement and will be available from the American Stock Exchange and through a widely-used electronic information dissemination system such as Bloomberg or Reuters.

      No investigation. The trust, the trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated and any affiliate of these entities, have not performed any investigation or review of the selected companies, including the public filings by the companies. Accordingly, before you acquire Semiconductor HOLDRS, you should consider publicly available financial and other information about the issuers of the underlying securities. See "Risk Factors" and "Where You Can Find More Information." Investors and market participants should not conclude that the inclusion of a company in the list is any form of investment recommendation of that company by the trust, the trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and any of their affiliates.

      General background and historical information. For a brief description of the business of each of the issuers of the underlying securities and monthly pricing information showing the historical performance of each underlying issuer's securities see "Annex A."

      The following table and graph set forth the composite performance of all of the 20 underlying securities represented by a single Semiconductor HOLDR, measured at the close of the business day on May 1, 1998, the first date when all of the underlying securities were publicly traded and thereafter as of the end of each month to February 12, 2001. The performance table and graph data are adjusted for any splits that may have occurred over the measurement period. Past movements of the underlying securities are not necessarily indicative of future values.

1998                     Price
----                     -----
May 1................... 22.64
May 29.................. 18.61
June 30................. 18.68
July 31................. 19.98
August 31............... 15.60
September 30............ 17.95
October 30.............. 21.37
November 30............. 24.60
December 31............. 28.42
1999
----
January 29.............. 35.10
February 26............. 29.80
March 31................ 31.24
April 30................ 31.51
May 28.................. 31.57
June 30................. 39.04
July 30................. 41.15
August 31............... 46.03
September 30............ 44.50

1999                     Price
----                     -----
October 29.............. 48.89
November 30............. 52.17
December 31............. 59.95
2000
----
January 31.............. 66.11
February 29............. 91.88
March 31................ 98.07
April 28................ 97.01
May 31.................. 86.93
June 30................. 93.64
July 31................. 84.36
August 31............... 98.67
September 29............ 70.84
October 31.............. 65.66
November 30............. 48.04
December 29............. 48.97
2001
----
January 31.............. 59.06
February 12............. 51.81



                        [PERFORMANCE GRAPH APPEARS HERE]

                 DESCRIPTION OF THE DEPOSITARY TRUST AGREEMENT

      General. The depositary trust agreement, dated as of April 24, 2000, among Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Bank of New York, as trustee, other depositors and the owners of the Semiconductor HOLDRS, provides that Semiconductor HOLDRS will represent an owner's undivided beneficial ownership interest in the common stock of the underlying companies. The depository trust agreement was amended on November 22, 2000 to modify the reconstitution events, described below.

      The trustee. The Bank of New York serves as trustee for the Semiconductor HOLDRS. The Bank of New York, which was founded in 1784, was New York's first bank and is the oldest bank in the country still operating under its original name. The Bank is a state-chartered New York banking corporation and a member of the Federal Reserve System. The Bank conducts a national and international wholesale banking business and a retail banking business in the New York City, New Jersey and Connecticut areas, and provides a comprehensive range of corporate and personal trust, securities processing and investment services.

      Issuance, transfer and surrender of Semiconductor HOLDRS. You may create and cancel Semiconductor HOLDRS only in round-lots of 100 Semiconductor HOLDRS. You may create Semiconductor HOLDRS by delivering to the trustee the requisite underlying securities. The trust will only issue Semiconductor HOLDRS upon the deposit of the whole shares represented by a round-lot of 100 Semiconductor HOLDRS. In the event that a fractional share comes to be represented by a round-lot of Semiconductor HOLDRS, the trust may require a minimum of more than one round-lot of 100 Semiconductor HOLDRS for an issuance so that the trust will always receive whole share amounts for issuance of Semiconductor HOLDRS. Similarly, you must surrender Semiconductor HOLDRS in integral multiples of 100 Semiconductor HOLDRS to withdraw deposited shares from the trust. The trustee will not deliver fractional shares of underlying securities, and to the extent that any cancellation of Semiconductor HOLDRS would otherwise require the delivery of fractional shares, the trust will deliver cash in lieu of such shares. You may request withdrawal of your deposited shares during the trustee's normal business hours. The trustee expects that in most cases it will deliver your deposited shares within one business day of your withdrawal request.

      Voting rights. The trustee will deliver to you proxy soliciting materials provided by issuers of the deposited shares so as to permit you to give the trustee instructions as to how to vote on matters to be considered at any annual or special meetings held by issuers of the underlying securities.

      Under the depositary trust agreement, any beneficial owner of Semiconductor HOLDRS, other than Merrill Lynch, Pierce, Fenner & Smith Incorporated owning Semiconductor HOLDRS for its own proprietary account as principal, will have the right to vote to dissolve and liquidate the trust.

      Distributions. You will be entitled to receive, net of trustee fees, distributions of cash, including dividends, securities or property, if any, made with respect to the underlying securities. The trustee will use its reasonable efforts to ensure that it distributes these distributions as promptly as practicable after the date on which it receives the distribution. Therefore, you may receive your distributions substantially later than you would have had you held the underlying securities directly. Any distributions of securities by an issuer of underlying securities will be deposited into the trust and will become part of the Semiconductor HOLDRS unless the distributed securities are not listed for trading on a U.S. national securities exchange or through Nasdaq NMS or the distributed securities are of a company with a Standard & Poor's sector classification that is different from the sector classifications of any other company represented in the Semiconductor HOLDRS at the time of the distribution. In addition, if the issuer of underlying securities offers rights to acquire additional underlying securities or other securities the rights will be made available to you through the trustee, if practicable and if the rights and the securities that those rights relate to are exempt from registration or are registered under the Securities Act. Otherwise, if practicable, the rights will be disposed of and the proceeds provided to you by the trustee. In all other cases, the rights will lapse.

      You will be obligated to pay any tax or other charge that may become due with respect to Semiconductor HOLDRS. The trustee may deduct the amount of any tax or other governmental charge from a distribution before making payment to you. In addition, the trustee will deduct its quarterly custody fee of $2.00 for each round-lot of 100 Semiconductor HOLDRS from quarterly dividends, if any, paid to the trustee by the issuers of the underlying securities. With respect to the aggregate custody fee payable in any calendar year for each Semiconductor HOLDR, the trustee will waive that portion of the fee which exceeds the total cash dividends and other cash distributions received, or to be received, and payable with respect to such calendar year.

      Reconstitution events. The depositary trust agreement provides for the automatic distribution of underlying securities from the Semiconductor HOLDRS to you in the following four circumstances:

    A. If an issuer of underlying securities no longer has a class of common stock registered under section 12 of the Securities Exchange Act of 1934, then its securities will no longer be an underlying security and the trustee will distribute the shares of that company to the owners of the Semiconductor HOLDRS.

    B. If the SEC finds that an issuer of underlying securities should be registered as an investment company under the Investment Company Act of 1940, and the trustee has actual knowledge of the SEC finding, then the trustee will distribute the shares of that company to the owners of the Semiconductor HOLDRS.

    C. If the underlying securities of an issuer cease to be outstanding as a result of a merger, consolidation, corporate combination or other event, the trustee will distribute the consideration paid by and received from the acquiring company to the beneficial owners of Semiconductor HOLDRS only if, as provided in the amendment to the depositary trust agreement, the Standard & Poor's sector classification of the securities received as consideration is different from the sector classifications represented in the Semiconductor HOLDRS at the time of the distribution or exchange or if the securities received are not listed for trading on a U.S. national securities exchange or through Nasdaq NMS. In any other case, the additional securities received as consideration will be deposited into the trust.

    D. If an issuer's underlying securities are delisted from trading on a U.S. national securities exchange or through Nasdaq NMS and are not listed for trading on another U.S. national securities exchange or through Nasdaq NMS within five business days from the date such securities are delisted.

      To the extent a distribution of underlying securities is required as a result of a reconstitution event, the trustee will deliver the underlying security to you as promptly as practicable after the date that the trustee has knowledge of the occurrence of a reconstitution event.

      As provided in the amendment to the depositary trust agreement, securities of a new company will be added to the Semiconductor HOLDRS, as a result of a distribution of securities by an underlying issuer or where an event occurs, such as a merger, where the securities of an underlying issuer are exchanged for the securities of another company, unless the securities received (1) have a Standard & Poor's sector classification that is different from the sector classification of any other security then included in the Semiconductor HOLDRS or (2) are not listed for trading on a U.S. national securities exchange or through Nasdaq NMS.

      It is anticipated, as a result of the broadly defined sector classifications, that most distributions or exchanges of securities will result in the inclusion of new securities in the Semiconductor HOLDRS. The trustee will review the publicly available information that identifies the Standard & Poor's sector classifications of securities to determine whether securities received as a result of a distribution by an underlying issuer or as consideration for securities included in the Semiconductor HOLDRS will be distributed from the Semiconductor HOLDRS to you.

      Standard & Poor's sector classifications. Standard & Poor's Corporation is an independent source of market information that, among other things, classifies the securities of public companies into various sector classifications based on its own criteria. There are 11 Standard & Poor's sector classifications and each class of publicly traded securities of a company are given only one sector classification. The securities included in the Semiconductor HOLDRS are currently represented in the Technology sector. The Standard & Poor's sector classifications of the securities included in the Semiconductor HOLDRS may change over time if the companies that issued these securities change their focus of operations or if Standard & Poor's alters the criteria it uses to determine sector classifications, or both.

      Record dates. With respect to dividend payments and voting instructions, the trustee expects to fix the trust's record dates as close as possible to the record date fixed by the issuer of the underlying securities.

      Shareholder communications. The trustee promptly will forward to you all shareholder communications that it receives from issuers of the underlying securities.

      Withdrawal of underlying securities. You may surrender your Semiconductor HOLDRS and receive underlying securities during the trustee's normal business hours and upon the payment of applicable fees, taxes or governmental charges, if any. You should receive your underlying securities no later than the business day after the trustee receives your request. If you surrender Semiconductor HOLDRS in order to receive underlying securities, you will pay to the trustee a cancellation fee of up to $10.00 per round-lot of 100 Semiconductor HOLDRS.

      Further issuances of Semiconductor HOLDRS. The depositary trust agreement provides for further issuances of Semiconductor HOLDRS on a continuous basis without your consent.

      Termination of the trust. The trust will terminate if the trustee resigns and no successor trustee is appointed by Merrill Lynch, Pierce, Fenner & Smith Incorporated, as initial depositor, within 60 days from the date the trustee provides notice to the initial depositor of its intent to resign. Upon termination, the beneficial owners of Semiconductor HOLDRS will surrender their Semiconductor HOLDRS as provided in the depositary trust agreement, including payment of any fees of the trustee or applicable taxes or governmental charges due in connection with delivery to the owners of the underlying securities. The trust also will terminate if Semiconductor HOLDRS are delisted from the American Stock Exchange and are not listed for trading on another U.S. national securities exchange or through Nasdaq NMS within five business days from the date the Semiconductor HOLDRS are delisted. Finally, the trust will terminate if 75% of the owners of outstanding Semiconductor HOLDRS other than Merrill Lynch, Pierce, Fenner & Smith Incorporated vote to dissolve and liquidate the trust.

      If a termination event occurs, the trustee will distribute the underlying securities to you as promptly as practicable after the termination event occurs.

      Amendment of the depositary trust agreement. The trustee and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as initial depositor, may amend any provisions of the depositary trust agreement without the consent of any other depositor or any of the owners of the Semiconductor HOLDRS. Promptly after the execution of any amendment to the agreement, the trustee must furnish or cause to be furnished written notification of the substance of the amendment to each owner of Semiconductor HOLDRS. Any amendment that imposes or increases any fees or charges, subject to exceptions, or that otherwise prejudices any substantial existing right of the owners of Semiconductor HOLDRS will not become effective until 30 days after notice of the amendment is given to the owners of Semiconductor HOLDRS.

      Issuance and cancellation fees. If you wish to create Semiconductor HOLDRS by delivering to the trust the requisite underlying securities, the trustee will charge you an issuance fee of up to $10.00 for each round-lot of 100 Semiconductor HOLDRS. If you wish to cancel your Semiconductor HOLDRS and withdraw your underlying securities, the trustee will charge you a cancellation fee of up to $10.00 for each round-lot of 100 Semiconductor HOLDRS issued. The trustee may negotiate either of these fees depending on the volume, frequency and size of the issuance or cancellation transactions.

      Commissions. If you choose to create Semiconductor HOLDRS, you will be responsible for paying any sales commissions associated with your purchase of the underlying securities that is charged by your broker, whether it be Merrill Lynch & Co. or another broker, in addition to the issuance fee described above.

      Custody fees. The Bank of New York, as trustee and as custodian, will charge you a quarterly custody fee of $2.00 for each round-lot of 100 Semiconductor HOLDRS to be deducted from any dividend payments or other cash distributions on underlying securities received by the trustee. With respect to the aggregate custody fee payable in any calendar year for each Semiconductor HOLDR, the Trustee will waive that portion of the fee which exceeds the total cash dividends and other cash distributions received, or to be received, and payable with respect to such calendar year. The trustee cannot recapture unpaid custody fees from prior years.

      Address of the trustee. The Bank of New York, ADR Department, 101 Barclay Street, New York, New York 10286.

      Governing law. The depositary trust agreement and the Semiconductor HOLDRS are governed by the laws of the State of New York. The trustee will provide the depositary trust agreement to any owner of the underlying securities free of charge upon written request.

      Duties and immunities of the trustee. The trustee assumes no responsibility or liability for, and makes no representations as to, the validity or sufficiency, or as to the accuracy of the recitals, if any, set forth in the Semiconductor HOLDRS.

      The trustee has undertaken to perform only those duties as are specifically set forth in the depositary trust agreement. Subject to the preceding sentence, the trustee is liable for its own negligence or misconduct except for good faith errors in judgment so long as the trustee is not negligent in ascertaining the relevant facts.

                        FEDERAL INCOME TAX CONSEQUENCES

General

      The following is a summary of the U.S. federal income tax consequences relating to the Semiconductor HOLDRS for:

     .  a citizen or resident of the United States;

     . a corporation or partnership created or organized in the United States or under the laws of the United States;

     . an estate, the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source;

     . a trust, if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust (a "U.S. receipt holder"); and

     . any person other than a U.S. receipt holder (a "Non-U.S. receipt holder").

      This summary is based upon laws, regulations, rulings and decisions currently in effect, all of which are subject to change, possibly on a retroactive basis. The discussion does not deal with all U.S. federal income tax consequences applicable to all categories of investors, some of which may be subject to special rules. In addition, this summary generally is limited to investors who will hold the Semiconductor HOLDRS as "capital assets" (generally, property held for investment) within the meaning of section 1221 of the Internal Revenue Code of 1986, as amended. Moreover, this summary does not address Semiconductor HOLDRS held by a foreign partnership or other foreign flow through entities. We recommend that you consult with your own tax advisor.

Taxation of the trust

      The trust will provide for flow through tax consequences as it will be treated as a grantor trust or custodial arrangement for U.S. federal income tax purposes.

Taxation of Semiconductor HOLDRS

      A receipt holder purchasing and owning Semiconductor HOLDRS will be treated, for U.S. federal income tax purposes, as directly owning a proportionate share of the underlying securities represented by Semiconductor HOLDRS. Consequently, if there is a taxable cash distribution on an underlying security, a holder will recognize income with respect to the distribution at the time the distribution is received by the trustee, not at the time that the holder receives the cash distribution from the trustee.

      A receipt holder will determine its initial tax basis in each of the underlying securities by allocating the purchase price for the Semiconductor HOLDRS among the underlying securities based on their relative fair market values at the time of purchase. Similarly, when a holder sells a receipt, it will determine the amount realized with respect to each security by allocating the sales price among the underlying securities based on their relative fair market values at the time of sale. A holder's gain or loss with respect to each security will be computed by subtracting its adjusted basis in the security from the amount realized on the security. With respect to purchases of Semiconductor HOLDRS for cash in the secondary market, a receipt holder's aggregate tax basis in each of the underlying securities will be equal to the purchase price of the Semiconductor HOLDRS. Similarly, with respect to sales of Semiconductor HOLDRS for cash in the secondary market, the amount realized with respect to a sale of Semiconductor HOLDRS will be equal to the aggregate amount realized with respect to each of the underlying securities.

      The distribution of any securities by the trust upon the surrender of Semiconductor HOLDRS, the occurrence of a reconstitution event, or a termination event will not be a taxable event, except to the extent that cash is distributed in lieu of fractional shares. The receipt holder's holding period with respect to the distributed securities will include the period that the holder held the securities through the trust.

Brokerage fees and custodian fees

      The brokerage fee incurred in purchasing a receipt will be treated as part of the cost of the underlying securities. Accordingly, a holder includes this fee in its tax basis in the underlying securities. A holder will allocate the brokerage fee among the underlying securities using either a fair market value allocation or pro rata based on the number of shares of each underlying security. Similarly, the brokerage fee incurred in selling Semiconductor HOLDRS will reduce the amount realized with respect to the underlying securities.

      A holder will be required to include in its income the full amount of dividends paid on the underlying securities, even though the depositary trust agreement provides that the custodian fees will be deducted directly from any dividends paid. These custodian fees will be treated as an expense incurred in connection with a holder's investment in the underlying securities and may be deductible. If a holder is an individual, estate or trust, however, the deduction of its share of custodian fees will be a miscellaneous itemized deduction that may be disallowed in whole or in part.

Special considerations with respect to underlying securities of foreign issuers

      With respect to underlying securities of foreign issuers, the gross amount of any taxable cash distribution will not be eligible for the dividends received deduction generally allowed to corporate U.S. receipt holders.

      If a foreign issuer pays a dividend in a currency other than in U.S. dollars, the amount of the dividend for U.S. federal income tax purposes will be the U.S. dollar value, determined at the spot rate on the date of the payment, regardless of whether the payment is later converted into U.S. dollars. In this case, the U.S. receipt holder may recognize ordinary income or loss as a result of currency fluctuations between the date on which the dividend is paid and the date the dividend amount is converted into U.S. dollars.

      Subject to conditions and limitations, any foreign tax withheld on dividends may be deducted from taxable income or credited against a U.S. receipt holder's U.S. federal income tax liability. The limitation on foreign taxes eligible for the U.S. foreign tax credit is calculated separately with respect to specific classes of income. For this purpose, dividends distributed by a foreign issuer generally will constitute passive income or, in the case of some U.S. holders, financial services income. For purposes of the U.S. foreign tax credit limitation, dividends received by a U.S. receipt holder with respect to an underlying security of a foreign issuer generally will be treated as foreign source income while any gain or loss recognized from the sale of such security generally will be treated as from sources within the United States. The rules relating to the determination of the foreign tax credit are complex and we recommend that U.S. receipt holders consult their own tax advisors to determine whether and to what extent a credit would be available.

      Dividends and distributions made by a foreign issuer may be subject to a withholding tax. Some foreign issuers have made arrangements through which holders of their American depositary shares can apply for a refund of withheld taxes. It is expected that holders of Semiconductor HOLDRS will be able to use these arrangements to apply for a refund of withheld taxes.

      Additionally, special U.S. federal income tax rules apply to U.S. persons owning shares of a passive foreign investment company (a "PFIC"). We do not believe that any of the foreign issuers of the underlying securities is currently a PFIC and do not anticipate that any issuer will become a PFIC in the future, although no assurances can be made that the applicable tax law or other relevant circumstances will not change in a manner which affects the PFIC determination. A foreign corporation generally will be classified as a PFIC for U.S. federal income tax purposes in any taxable year in which, after applying relevant look-through rules, either:

    .  at least 75% of its gross income is "passive income;" or

    . on average at least 50% of the gross value of its assets is attributable to assets that produce "passive income" or are held for the production of passive income.

      Passive income for this purpose generally includes dividends, interest, royalties, rents, and gains from commodities and securities transactions.

      If a corporation were classified as a PFIC, a U.S. receipt holder could be subject to increased tax liability, possibly including an interest charge, upon the sale or other disposition of the Semiconductor HOLDRS or of the underlying securities or upon the receipt of "excess distributions," unless the U.S. receipt holder elected to be taxed currently on its pro rata portion of the corporation's income, whether or not the income was distributed in the form of dividends or otherwise.

Non-U.S. receipt holders

      A non-U.S. receipt holder generally will be subject to U.S. withholding tax at a rate of 30% or a lower rate as may be specified by an applicable tax treaty with respect to dividends received on underlying securities of U.S. issuers. However, if that income is effectively connected with a U.S. trade or business conducted by the holder or, where a tax treaty applies, it is attributable to a permanent establishment maintained in the United States by the holder, then those dividends will be exempt from withholding tax, provided the holder complies with applicable certification and disclosure requirements.

      A non-U.S. receipt holder generally will not be subject to U.S. federal income or withholding tax with respect to dividends received on underlying securities of foreign issuers, unless that income is effectively connected with a U.S. trade or business conducted by the holder or, where a tax treaty applies, is attributable to a permanent establishment maintained in the United States by the holder.

      With respect to dividends of both U.S. and foreign issuers, a non-U.S. receipt holder's dividends that are effectively connected with a U.S. trade or business or dividends attributable to a permanent establishment, net of relevant deductions and credits, will be subject to U.S. federal income taxation at the same graduated rates applicable to U.S. persons. In addition to this graduated tax, effectively connected dividends or dividends attributable to a permanent establishment received by a corporate non-U.S. receipt holder may also be subject to a branch profits tax at a rate of 30% or a lower rate as may be specified by an applicable tax treaty. Under some circumstances, a non-U.S. receipt holder whose dividends are so effectively connected or attributable shall be entitled to a dividends received deduction equal to 70% or 80% of the amount of the dividend.

      A non-U.S. receipt holder that is eligible for a reduced rate of withholding tax pursuant to a tax treaty may obtain a refund of any excess amounts withheld by filing an appropriate claim for refund with the Internal Revenue Service.

      A non-U.S. receipt holder generally will not be subject to U.S. federal income or withholding tax with respect to gain recognized upon the sale or other disposition of Semiconductor HOLDRS or of the underlying securities unless:

    . that gain is effectively connected with a U.S. trade or business conducted by the holder or, where a tax treaty applies, is attributable to a permanent establishment maintained in the United States by the holder,

    . in the case of any gain realized by an individual non-U.S. receipt holder, the holder is present in the United States for 183 days or more in the taxable year of the sale or other disposition and certain other conditions are met, or

    . the underlying securities issuer is or has been a U.S. real property holding corporation for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of the disposition or the period during which the non-U.S. receipt holder held the common stock of such issuer and (a) the common stock is not considered to be "regularly traded on an established securities market" or (b) the non-U.S. receipt holder owned, actually or constructively, at any time during the shorter of the periods described above, more than 5% of the common stock of such issuer.

      Effectively connected or attributable gains generally will be subject to U.S. federal income taxation at the same graduated rates applicable to U.S. persons, and may, in the case of a corporate non-U.S. receipt holder, also be subject to the branch profits tax. We recommend that non-U.S. receipt holders consult their own tax advisors to determine whether any applicable tax treaties provide for different rules.

      The preceding discussion does not address all aspects of U.S. federal income taxation that may be relevant in light of a non-U.S. receipt holder's or an issuer's particular facts and circumstances. We recommend that investors consult their own tax advisors.

                              ERISA CONSIDERATIONS

      Any plan fiduciary which proposes to have a plan acquire Semiconductor HOLDRS should consult with its counsel with respect to the potential applicability of ERISA and the Internal Revenue Code to this investment and whether any exemption would be applicable and determine on its own whether all conditions have been satisfied. Moreover, each plan fiduciary should determine whether, under the general fiduciary standards of investment prudence and diversification, an acquisition of Semiconductor HOLDRS is appropriate for the plan, taking into account the overall investment policy of the plan and the composition of the plan's investment portfolio.

                              PLAN OF DISTRIBUTION

      In accordance with the depositary trust agreement, the trust issued Semiconductor HOLDRS to Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Merrill Lynch, Pierce, Fenner & Smith Incorporated has deposited the underlying securities to receive Semiconductor HOLDRS. The trust delivered the initial distribution of Semiconductor HOLDRS against deposit of the underlying securities in New York, New York on approximately May 9, 2000.

      Investors who purchase Semiconductor HOLDRS through a fee-based brokerage account will pay fees charged by the brokerage account. We recommend that investors review the terms of their brokerage accounts for details on applicable charges.

      Merrill Lynch, Pierce, Fenner & Smith Incorporated has from time to time provided investment banking and other financial services to certain of the issuers of the underlying securities and expects in the future to provide these services, for which it has received and will receive customary fees and commissions. It also may have served as counterparty in other transactions with certain of the issuers of the underlying securities.

      Merrill Lynch, Pierce, Fenner & Smith Incorporated has used and may continue to use this prospectus, as updated from time to time, in connection with offers and sales related to market-making transactions in the Semiconductor HOLDRS. Merrill Lynch, Pierce, Fenner & Smith Incorporated may act as principal or agent in such transactions. Market-making sales will be made at prices related to prevailing market prices at the time of sale.

      Merrill Lynch, Pierce, Fenner & Smith Incorporated has agreed to indemnify the trustee against certain civil liabilities related to acts performed or not performed by the trustee in accordance with the depositary trust agreement or periodic reports filed or not filed with the SEC with respect to the Semiconductor HOLDRS. Should a court determine not to enforce the indemnification provision, Merrill Lynch, Pierce, Fenner & Smith Incorporated also has agreed to contribute to payments the trustee may be required to make with respect to such liabilities.

                                 LEGAL MATTERS

      Legal matters, including the validity of the Semiconductor HOLDRS will be passed upon for Merrill Lynch, Pierce, Fenner & Smith Incorporated, the initial depositor and the underwriters, by Shearman & Sterling, New York, New York. Shearman & Sterling, as special U.S. tax counsel to the trust, also will render an opinion regarding the material federal income tax consequences relating to the Semiconductor HOLDRS.

                      WHERE YOU CAN FIND MORE INFORMATION

      Merrill Lynch, Pierce, Fenner & Smith Incorporated has filed a registration statement on Form S-1 with the SEC covering the Semiconductor HOLDRS. While this prospectus is a part of the registration statement, it does not contain all the exhibits filed as part of the registration statement. You should consider reviewing the full text of those exhibits.

      The registration statement is available over the Internet at the SEC's Web site at http://www.sec.gov. You also may read and copy the registration statement at the SEC's public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for more information on the public reference rooms and their copy charges. Merrill Lynch, Pierce, Fenner & Smith Incorporated will not file any reports pursuant to the Exchange Act. The trust will file modified reports pursuant to the Exchange Act.

      Because the common stock of the issuers of the underlying securities is registered under the Exchange Act, the issuers of the underlying securities are required to file periodically financial and other information specified by the SEC. For more information about the issuers of the underlying securities, information provided to or filed with the SEC by the issuers of the underlying securities with respect to their registered securities can be inspected at the SEC's public reference facilities or accessed through the SEC's Web site referenced above. In addition, information regarding the issuers of the underlying securities may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated information.

      The trust and Merrill Lynch, Pierce, Fenner & Smith Incorporated and its affiliates are not affiliated with the issuers of the underlying securities, and the issuers of the underlying securities have no obligations with respect to Semiconductor HOLDRS. This prospectus relates only to Semiconductor HOLDRS and does not relate to the common stock or other securities of the issuers of the underlying securities. The information in this prospectus regarding the issuers of the underlying securities has been derived from the publicly available documents described in the preceding paragraph. We have not participated in the preparation of these documents or made any due diligence inquiries with respect to the issuers of the underlying securities in connection with Semiconductor HOLDRS. We make no representation that these publicly available documents or any other publicly available information regarding the issuers of the underlying securities are accurate or complete. Furthermore, we cannot assure you that all events occurring prior to the date of this prospectus, including events that would affect the accuracy or completeness of the publicly available documents described in the preceding paragraph, that would affect the trading price of the common stock of the issuers of the underlying securities, and therefore the offering and trading prices of the Semiconductor HOLDRS, have been publicly disclosed.

                                    ANNEX A

      This annex forms an integral part of the prospectus.

      The following tables provide a brief description of the business of each of the issuers of the underlying securities and set forth the split-adjusted closing market prices, as reported on the applicable primary trading market, of each of the underlying securities in each month during 1996, 1997, 1998, 1999, 2000 and through January 2001. As a result of the conversion to decimal reporting of trading prices by some of the markets on which the underlying securities trade, all market prices beginning from January 2001 provided in the following tables are given in decimal form. As some markets have not converted to decimal reporting of trading prices, the conversion of trading prices from fraction to decimal form may result in rounding. All historical market prices provided in fractions in excess of one dollar are rounded to the nearest one sixty-fourth of a dollar. An asterisk (*) denotes that no shares of the issuer were outstanding during that month. The historical prices of the underlying securities should not be taken as an indication of future performance.

                       ADVANCED MICRO DEVICES, INC. (AMD)

      Advanced Micro Devices, Inc. is a supplier of integrated circuits for the personal and networked computer and communications markets. AMD provides Windows-compatible data processors, memory devices, and communications and networking products that enhance the power and utility of personal computers as information-processing and communications tools. AMD's silicon solutions are designed to improve connectivity, superior visual computing platforms, and faster, easier Internet access from personal computers. AMD's integrated circuits are used in product applications such as telecommunications equipment, data and network communications equipment, consumer electronics, personal computers and workstations. AMD markets and sells its products through its own direct sales force.

           Closing            Closing            Closing            Closing            Closing          Closing
  1996      Price     1997     Price     1998     Price     1999     Price     2000     Price    2001    Price
---------  -------- --------- -------- --------- -------- --------- -------- --------- -------- ------- -------
January     9 7/8   January   17 9/16  January   10 3/32  January   11 15/32 January   18       January  24.60
February    9 11/16 February  18       February  11 3/4   February   8 15/16 February  19 9/16
March       8 11/16 March     20 3/4   March     14 17/32 March      7 3/4   March     28 17/32
April       9 5/16  April     21 1/4   April     13 7/8   April      8 1/4   April     43 3/4
May         8 13/16 May       20       May        9 25/32 May        9 1/4   May       40 7/8
June        6 13/16 June      17 15/16 June       8 17/32 June       9 1/32  June      38 5/8
July        6 1/16  July      17 9/16  July       8 5/8   July       8 11/16 July      36
August      6 3/8   August    18 13/16 August     6 1/2   August    10 11/32 August    37 1/4
September   7 3/8   September 16 9/32  September  9 9/32  September  8 19/32 September 23 3/4
October     8 7/8   October   11 1/2   October   11 9/32  October    9 29/32 October   22 5/8
November   12 1/8   November  10 29/32 November  13 27/32 November  14 1/8   November  15 1/4
December   12 7/8   December   8 7/8   December  14 1/2   December  14 15/32 December  13 13/16

      The closing price on February 12, 2001 was 24.00.

                           ALTERA CORPORATION (ALTR)

      Altera Corporation designs, manufactures and markets semiconductor integrated circuits which can be programmed from its customer's personal computers. Altera on-site programmability is intended to provide quicker design cycles for customer's products to allow for increased flexibility and faster time-to-market. Altera's products are used in the telecommunications, data communications and electronic data processing industries. Altera markets and sells its products through its own direct sales force, sales representatives and distributors.

           Closing           Closing            Closing            Closing            Closing          Closing
  1996      Price    1997     Price     1998     Price     1999     Price     2000     Price    2001    Price
---------  ------- --------- -------- --------- -------- --------- -------- --------- -------- ------- -------
January    8 15/16 January   10 13/16 January    8 9/16  January   15 23/32 January   32 7/8   January  30.25
February   8 5/32  February  11 11/32 February  10 25/32 February  12 5/32  February  39 7/8
March      6 63/64 March     10 3/4   March      9 7/16  March     14 7/8   March     44 5/8
April      6 19/32 April     12 25/64 April     10 1/8   April     18 1/16  April     51 1/8
May        6 3/64  May       13 1/4   May        8 13/32 May       17 13/32 May       42 15/16
June       4 3/4   June      12 5/8   June       7 25/64 June      18 13/32 June      50 31/32
July       5 1/8   July      15 3/32  July       9 1/8   July      18 1/8   July      49 3/32
August     5 1/2   August    13 5/16  August     7 9/32  August    21 1/16  August    64 13/16
September  6 21/64 September 12 13/16 September  8 25/32 September 21 11/16 September 47 3/4
October    7 3/4   October   11 3/32  October   10 13/32 October   24 5/16  October   40 15/16
November   9 7/16  November  11 45/64 November  12 17/64 November  26 15/16 November  23 15/16
December   9 3/32  December   8 9/32  December  15 7/32  December  24 25/32 December  26 5/16

      The closing price on February 12, 2001 was 27.75.

                         AMKOR TECHNOLOGY, INC. (AMKR)

      Amkor Technology, Inc. researches, develops and provides semiconductor packaging and testing services, which are designed to prepare semiconductor devices for commercial use. Amkor also provides testing and related services to verify operating standards for finished semiconductor devices. Amkor markets and sells its services through its own direct sales force.

           Closing           Closing           Closing            Closing           Closing          Closing
  1996      Price    1997     Price    1998     Price     1999     Price    2000     Price    2001    Price
---------  ------- --------- ------- --------- -------- --------- ------- --------- -------- ------- -------
January      *     January     *     January   *        January   11 9/16 January   31 3/4   January  22.75
February     *     February    *     February  *        February  10 1/2  February  51 15/16
March        *     March       *     March     *        March      7 7/8  March     53 1/16
April        *     April       *     April     *        April      9/ 3/4 April     61 3/16
May          *     May         *     May       10 3/8   May        9 1/4  May       44 3/4
June         *     June        *     June       9 11/32 June      10 1/4  June      35 5/16
July         *     July        *     July       7 13/32 July      15 3/8  July      27 1/2
August       *     August      *     August     4 5/8   August    17 5/8  August    34 1/8
September    *     September   *     September  4 7/8   September 16 1/8  September 26 1/8
October      *     October     *     October    4 7/8   October   20 3/16 October   22 1/2
November     *     November    *     November   6 5/16  November  27      November  15 15/16
December     *     December    *     December  10 13/16 December  28 1/4  December  15 33/64

      The closing price on February 12, 2001 was 18.06.

                           ANALOG DEVICES, INC. (ADI)

      Analog Devices, Inc. designs, manufactures and markets precision high-performance integrated circuits used in analog and digital signal processing. Analog Devices' products are incorporated by original equipment manufacturers for use in their own products in such fields as communications, computer, industrial, instrumentation, miliary/aerospace, automotive and high-performance consumer electronics applications. Analog Devices markets and sells its products through its own direct sales force, third-party distributors and independent sales representatives.

           Closing            Closing            Closing            Closing             Closing          Closing
  1996      Price     1997     Price     1998     Price     1999     Price     2000      Price    2001    Price
---------  -------- --------- -------- --------- -------- --------- -------- --------- --------- ------- -------
January     8 7/16  January   14 1/2   January   14 3/4   January   14 7/8   January    46 3/4   January  62.60
February   10 5/64  February  11 5/8   February  16 5/32  February  12 17/32 February   78 5/8
March      10 1/2   March     11 1/4   March     16 5/8   March     14 7/8   March      80 1/2
April       9 21/32 April     13 3/8   April     19 15/32 April     17 9/16  April      76 13/16
May        10 23/64 May       13 1/4   May       12 11/32 May       19 7/32  May        77
June        9 33/64 June      13 9/32  June      12 9/32  June      25 3/32  June       76
July        7 53/64 July      15 3/4   July      10 3/4   July      21 9/16  July       67
August      9 3/64  August    16 9/16  August     7 1/32  August    25 3/4   August    100 33/64
September  10 11/64 September 16 15/16 September  8 1/32  September 25 5/8   September  82 3/4
October     9 3/4   October   15 9/32  October    9 15/16 October   26 19/32 October    65
November   12 3/64  November  15 11/16 November  10 7/32  November  28 3/4   November   49 5/8
December   12 45/64 December  13 27/32 December  15 11/16 December  46 1/2   December   51 3/16

      The closing price on February 12, 2001 was 48.10.

                         APPLIED MATERIALS, INC. (AMAT)

      Applied Materials, Inc. develops, manufactures, markets and services semiconductor fabrication equipment and related spare parts for the semiconductor industry. Many of Applied Materials' products are used to build chips, the key component in most advanced electronic products such as computers, telecommunications devices and electronic games. Applied Materials' customers include semiconductor manufacturers and semiconductor integrated circuit or chip manufacturers, who either use Applied Materials' chips in their own products or sell them to other companies. Applied Materials markets and sells its products through its own direct sales force.

           Closing            Closing            Closing            Closing             Closing          Closing
  1996      Price     1997     Price     1998     Price     1999     Price     2000      Price    2001    Price
---------  -------- --------- -------- --------- -------- --------- -------- --------- --------- ------- -------
January     9 1/4   January   12 11/32 January   16 13/32 January   31 19/32 January    68 5/8   January  50.31
February    8 15/16 February  12 21/32 February  18 13/32 February  27 13/16 February   91 15/32
March       8 23/32 March     11 19/32 March     17 21/32 March     30 27/32 March      94 1/4
April      10       April     13 23/32 April     18 1/16  April     26 13/16 April     101 13/16
May         9 5/16  May       16 5/16  May       16       May       27 1/2   May        83 1/2
June        7 5/8   June      17 45/64 June      14 3/4   June      36 15/16 June       90 5/8
July        5 31/32 July      22 31/32 July      16 3/4   July      35 31/32 July       75 7/8
August      6 1/16  August    23 19/32 August    12 9/32  August    35 17/32 August     86 5/16
September   6 29/32 September 23 13/16 September 12 5/8   September 38 27/32 September  59 5/16
October     6 39/64 October   16 11/16 October   17 11/32 October   44 29/32 October    53 1/8
November    9 17/32 November  16 1/2   November  19 3/8   November  48 23/32 November   40 7/16
December    8 63/64 December  15 1/16  December  21 11/32 December  63 11/32 December   38 3/16

      The closing price on February 12, 2001 was 44.00.

                            ATMEL CORPORATION (ATML)

      Atmel Corporation designs, develops, manufactures and markets semiconductor integrated circuits. Atmel's circuits are designed for use in wireless and other electronic products, and enhance these products by providing additional features, smaller devices, longer battery life and increased memory capacity. Atmel also develops specialized memory devices which continue to store information even after the power source has been turned off. Atmel markets and sells its products to original equipment manufacturers primarily through manufacturer's representatives and distributors.

           Closing            Closing            Closing           Closing            Closing          Closing
  1996      Price     1997     Price     1998     Price    1999     Price     2000     Price    2001    Price
---------  -------- --------- -------- --------- ------- --------- -------- --------- -------- ------- -------
January     7 1/8   January   11 19/32 January   4 3/64  January    4 7/16  January   15 17/32 January  17.00
February    6 11/16 February   9 11/32 February  4 1/16  February   4 19/64 February  24 3/4
March       6 3/8   March      5 63/64 March     3 49/64 March      3 51/64 March     25 13/16
April      10       April      6 7/32  April     5 3/64  April      4 9/16  April     24 15/32
May         8 7/8   May        7 3/16  May       3 45/64 May        4 15/16 May       19 3/32
June        7 17/32 June       7       June      3 13/32 June       6 35/64 June      18 7/16
July        6 29/32 July       8 17/32 July      2 19/32 July       7 29/64 July      14 31/32
August      6 15/32 August     8 27/32 August    1 33/64 August     9 53/64 August    20
September   7 23/32 September  9 7/64  September 2 17/64 September  8 29/64 September 15 3/16
October     6 11/32 October    6 15/32 October   2 57/64 October    9 21/32 October   14 15/16
November    8 7/32  November   5 39/64 November  3 1/32  November  11 13/64 November   9 21/32
December    8 9/32  December   4 41/64 December  3 53/64 December  14 25/32 December  11 5/8

      The closing price on February 12, 2001 was 14.88.

                          BROADCOM CORPORATION (BRCM)

      Broadcom Corporation designs, develops and markets products which facilitate high-speed, broadband, digital voice, video and data transmission to homes and businesses using existing communications infrastructure. Broadcom designs, develops and markets integrated circuits for several communications markets, including television cable set-top boxes, cable modems for Internet access, high-speed networking for businesses' private networks, digital broadcast of satellite and free terrestrial television signals and digital subscriber lines. Broadcom markets and sells its products through its own direct sales force, third-party distributors and representatives.

           Closing           Closing           Closing             Closing             Closing          Closing
  1996      Price    1997     Price    1998     Price     1999      Price     2000      Price    2001    Price
---------  ------- --------- ------- --------- -------- --------- --------- --------- --------- ------- -------
January      *     January     *     January      *     January    33 9/32  January   144 21/32 January 109.94
February     *     February    *     February     *     February   30 3/32  February  197 3/8
March        *     March       *     March        *     March      30 13/16 March     242 7/8
April        *     April       *     April     12       April      38 9/16  April     172 3/8
May          *     May         *     May       12 25/32 May        47 7/8   May       130 1/16
June         *     June        *     June      18 13/32 June       72 9/32  June      218 15/16
July         *     July        *     July      15 11/16 July       60 1/4   July      224 1/4
August       *     August      *     August    12 13/16 August     64 3/8   August    250
September    *     September   *     September 17 3/4   September  54 1/2   September 243 3/4
October      *     October     *     October   20 47/64 October    63 29/32 October   222 3/8
November     *     November    *     November  22 21/64 November   89 17/32 November   97 1/2
December     *     December    *     December  30 3/16  December  136 3/16  December   84

      The closing price on February 12, 2001 was 80.44.

                            INTEL CORPORATION (INTC)

      Intel Corporation designs, manufactures and markets microprocessors, chips, memory products, software, embedded processors, microcontrollers, digital imaging, networking and communications equipment, and other PC-peripheral products. Intel also produces semiconductor integrated circuits used to process information. Intel markets and sells its products to original equipment manufacturers of computer systems, telecommunications and data communications equipment, Internet service providers, businesses, schools, governments and individuals though its own direct sales force.

           Closing            Closing            Closing            Closing            Closing          Closing
  1996      Price     1997     Price     1998     Price     1999     Price     2000     Price    2001    Price
---------  -------- --------- -------- --------- -------- --------- -------- --------- -------- ------- -------
January     6 29/32 January   20 9/32  January   20 1/4   January   35 15/64 January   49 15/32 January  37.00
February    7 23/64 February  17 47/64 February  22 27/64 February  29 63/64 February  56 1/2
March       7 7/64  March     17 25/64 March     19 33/64 March     29 23/32 March     65 31/32
April       8 15/32 April     19 9/64  April     20 13/64 April     30 19/32 April     63 13/32
May         9 7/16  May       18 15/16 May       17 55/64 May       27 1/32  May       62 11/32
June        9 3/16  June      17 47/64 June      18 17/32 June      29 3/4   June      66 27/32
July        9 25/64 July      22 61/64 July      21 7/64  July      34 1/2   July      66 3/4
August      9 63/64 August    23 1/32  August    17 51/64 August    41 3/32  August    74 7/8
September  11 15/16 September 23 5/64  September 21 7/16  September 37 5/32  September 41 9/16
October    13 47/64 October   19 1/4   October   22 19/64 October   38 23/32 October   45
November   15 55/64 November  19 13/32 November  26 29/32 November  38 11/32 November  38 1/16
December   16 3/8   December  17 9/16  December  29 41/64 December  41 5/32  December  30 1/16

      The closing price on February 12, 2001 was 34.56.

                         KLA-TENCOR CORPORATION (KLAC)

      KLA-Tencor Corporation designs, manufactures and markets the manufacturing and monitoring systems which are used in the production of semiconductors. KLA-Tencor's systems are used to analyze product and process quality at several stages during the semiconductor manufacturing process in order to provide feedback to its customers on any production problems. KLA-Tencor's systems attempt to detect defects at any early stage in order to reduce overall manufacturing costs for its customers. KLA-Tencor markets and sells its products through its own direct sales force and third-party distributors.

           Closing           Closing            Closing            Closing            Closing          Closing
  1996      Price    1997     Price     1998     Price     1999     Price     2000     Price    2001    Price
---------  ------- --------- -------- --------- -------- --------- -------- --------- -------- ------- -------
January    14 3/4  January   21 5/16  January   18 3/4   January   28 7/8   January   58 5/8   January  45.88
February   12      February  20 27/32 February  23 5/64  February  25 29/32 February  77 15/16
March      11 5/16 March     18 1/4   March     19 1/8   March     24 9/32  March     84 1/4
April      14 7/16 April     22 1/4   April     20 5/32  April     24 13/16 April     74 7/8
May        13 1/2  May       23 25/32 May       16 7/8   May       22 3/4   May       49 9/16
June       11 5/8  June      24 3/8   June      13 27/32 June      32 7/16  June      58 9/16
July        9 7/16 July      30 9/32  July      14 15/16 July      33 7/8   July      53 1/4
August      9 7/8  August    35 7/16  August    10 5/8   August    31 13/32 August    65 5/8
September  11 1/4  September 33 25/32 September 12 7/16  September 32 1/2   September 41 3/16
October    12 1/8  October   21 31/32 October   18 7/16  October   39 19/32 October   33 13/16
November   17 3/4  November  19 3/8   November  17 1/32  November  42 9/32  November  27 1/2
December   17 3/4  December  19 5/16  December  21 11/16 December  55 11/16 December  33 11/16

      The closing price on February 12, 2001 was 38.88.

                      LINEAR TECHNOLOGY CORPORATION (LLTC)

      Linear Technology Corporation designs, manufactures and markets high-performance linear integrated circuits. Linear circuits monitor, simplify and transform analog signals and also regulate the voltage within an electronic system. Linear Technology products include amplifiers for video and data signals, voltage regulators, and circuits to transfer signals within electronic systems and data converters. Linear Technology markets and sells its products primarily through independent sales representatives, distributors and its own direct sales force.

           Closing            Closing            Closing            Closing            Closing          Closing
  1996      Price     1997     Price     1998     Price     1999     Price     2000     Price    2001    Price
---------  -------- --------- -------- --------- -------- --------- -------- --------- -------- ------- -------
January    11 1/32  January   12 3/16  January   16 9/16  January   25 7/16  January   47 11/32 January  62.63
February   11 5/8   February  11 9/32  February  18 15/16 February  21 29/32 February  52 15/32
March      10 7/16  March     11 1/16  March     17 1/4   March     25 5/8   March     55
April       8 19/32 April     12 9/16  April     20 1/8   April     28 7/16  April     57 1/8
May         8 5/8   May       12 17/32 May       17 31/64 May       26 1/2   May       59 1/16
June        7 1/2   June      12 15/16 June      15 5/64  June      33 5/8   June      63 15/16
July        7 7/8   July      16 23/32 July      14 61/64 July      30 11/16 July      55 1/4
August      8 1/2   August    16 25/64 August    11 3/4   August    31 15/32 August    71 15/16
September   9 7/32  September 17 3/16  September 12 1/2   September 29 25/64 September 64 3/4
October     8 3/8   October   15 23/32 October   14 29/32 October   34 31/32 October   64 9/16
November   11 25/32 November  16 3/32  November  17 33/64 November  35 17/32 November  47 5/16
December   10 31/32 December  14 13/32 December  22 25/64 December  35 25/32 December  46 1/4

      The closing price on February 12, 2001 was 57.38.

                          LSI LOGIC CORPORATION (LSI)

      LSI Logic Corporation designs, develops, manufactures, markets and supports integrated circuits and data storage management and storage systems solutions. LSI products include communications chips for data transfer and networking, wireless applications and chips and circuit boards for network computing. LSI markets and sells its products primarily to original equipment manufacturers through its own direct sales force and through independent sales representatives and distributors.

           Closing            Closing            Closing            Closing            Closing         Closing
  1996      Price     1997     Price     1998     Price     1999     Price     2000     Price   2001    Price
---------  -------- --------- -------- --------- -------- --------- -------- --------- ------- ------- -------
January    14 1/8   January   17 3/8   January   12       January   13 31/32 January   40 3/4  January  24.75
February   13 13/16 February  17 1/4   February  11 27/32 February  12 15/16 February  64
March      13 7/16  March     17 3/8   March     12 5/8   March     15 19/32 March     72 5/8
April      18       April     19       April     13 9/16  April     17       April     62 1/4
May        15 9/16  May       21       May       10 21/32 May       18 17/32 May       52 5/8
June       13       June      16       June      11 17/32 June      23 1/16  June      54 1/8
July        9 3/4   July      15 3/4   July      10 11/32 July      25 3/16  July      33 7/8
August     10 15/16 August    16 1/8   August     6 1/8   August    28 3/8   August    36 5/16
September  11 5/8   September 16 1/16  September  6 5/16  September 26       September 29 1/4
October    13 1/4   October   11 1/16  October    7 9/16  October   26 19/32 October   32 5/8
November   15 1/16  November  11 5/8   November   7 13/16 November  30 7/32  November  18
December   13 3/8   December   9 13/16 December   8 1/16  December  33 3/4   December  17 3/32

      The closing price on February 12, 2001 was 20.36.

                     MAXIM INTEGRATED PRODUCTS, INC. (MXIM)

      Maxim Integrated Products, Inc. designs, develops, manufactures and markets linear and mixed-signal integrated circuits which detect, measure, amplify, and convert signals such as temperature, pressure, and sound, into the digital signals necessary for computer processing. Maxim's products include microprocessor and display circuits, data converters, amplifiers, switches, voltage detectors, fiber optic products and wireless products. Maxim's products are used in personal computers and external devices attached to computers, test equipment, hand-held devices, wireless communicators and video displays. Maxim markets and sells its products through its own direct sales force and its own and other unaffiliated distribution channels.

           Closing            Closing            Closing            Closing            Closing          Closing
  1996      Price     1997     Price     1998     Price     1999     Price     2000     Price    2001    Price
---------  -------- --------- -------- --------- -------- --------- -------- --------- -------- ------- -------
January     8 7/8   January   14 1/16  January   17 5/16  January   25 23/32 January   50 1/8   January  61.06
February    9 1/16  February  12 13/32 February  20 3/16  February  20 27/32 February  66 13/16
March       7 3/4   March     12 3/32  March     18 7/32  March     27 1/16  March     71 1/16
April       8 9/16  April     13 7/32  April     20 3/16  April     28       April     64 13/16
May         8 1/2   May       13 7/16  May       16 11/16 May       26 23/32 May       63 7/16
June        6 53/64 June      14 7/32  June      15 27/32 June      33 1/4   June      67 15/16
July        7 1/8   July      17 9/32  July      16       July      32 1/32  July      66 1/16
August      7 43/64 August    17 9/32  August    13 3/4   August    33 21/32 August    87 11/16
September   8 27/32 September 17 55/64 September 13 15/16 September 31 35/64 September 80 7/16
October     8 3/4   October   16 9/16  October   17 27/32 October   39 15/32 October   66 5/16
November   11 19/32 November  17 9/32  November  19 5/8   November  40 5/32  November  51
December   10 13/16 December  17 1/4   December  21 27/32 December  47 3/16  December  47 13/16

      The closing price on February 12, 2001 was 60.13.

                          MICRON TECHNOLOGY, INC. (MU)

      Micron Technology, Inc. designs, develops, manufactures and markets semiconductor memory products and personal computer, or PC, systems. Micron's principal product is the DRAM, a memory component which stores digital information and provides high-speed storage and retrieval of data. Micron's PC operations develop, manufacture and market a wide range of desktop and notebook PC systems and network servers. They also sell, resell and support a variety of external computer devices, software and services. Micron markets and sells its products through its own direct sales force, independent sales representatives, distributors and its retail sales division.

           Closing            Closing            Closing            Closing            Closing          Closing
  1996      Price     1997     Price     1998     Price     1999     Price     2000     Price    2001    Price
---------  -------- --------- -------- --------- -------- --------- -------- --------- -------- ------- -------
January    17 1/8   January   17 3/8   January   17 9/32  January   39       January   31 3/32  January  45.77
February   16       February  18 7/8   February  16 19/32 February  28 13/16 February  48 1/2
March      15 13/16 March     20 3/16  March     14 17/32 March     24 3/32  March     63
April      18 3/16  April     17 5/8   April     15 17/32 April     18 5/8   April     69 21/32
May        16 1/16  May       21 1/8   May       11 25/32 May       18 15/16 May       69 15/16
June       12 15/16 June      20       June      12 13/32 June      20 1/4   June      88 1/16
July       9 7/16   July      24 1/4   July      16 21/32 July      30 13/16 July      81 1/2
August     11 3/8   August    22 1/4   August    11 3/8   August    37 7/16  August    81 41/64
September  15 1/4   September 17 11/32 September 15 7/32  September 33 1/4   September 46
October    12 1/2   October   13 7/16  October   19       October   35 21/32 October   34 3/4
November   16 9/16  November  12 7/16  November  20 21/32 November  33 17/32 November  31 1/2
December   14 9/16  December  12 31/32 December  25 9/32  December  39 1/16  December  35 1/2

      The closing price on February 12, 2001 was 39.42.

                    NATIONAL SEMICONDUCTOR CORPORATION (NSM)

      National Semiconductor Corporation designs, develops, manufactures and markets semiconductor products, including microprocessors for personal computers and various types of integrated circuits. Integrated circuits employ analog, mixed signal and digital technologies and are used in personal computers and other data processing products, wireless communications, networks and industrial applications. National Semiconductor markets and sells its products to original equipment manufacturers through its own direct sales force and through distributors.

           Closing           Closing            Closing            Closing            Closing         Closing
  1996      Price    1997     Price     1998     Price     1999     Price     2000     Price   2001    Price
---------  ------- --------- -------- --------- -------- --------- -------- --------- ------- ------- -------
January    17 1/8  January   27 3/4   January   28 1/8   January   12 15/16 January   52 1/2  January  28.70
February   15 5/8  February  26 1/4   February  23 7/8   February  10 1/2   February  75 1/8
March      13 7/8  March     27 1/2   March     20 15/16 March      9 5/16  March     60 3/4
April      15 3/4  April     25       April     22       April     12 1/2   April     60
May        16 1/4  May       28 1/8   May       16 1/4   May       19 3/8   May       53 3/4
June       15 1/2  June      30 5/8   June      13 1/8   June      25 5/16  June      59
July       14 1/8  July      31 1/2   July      12 5/16  July      24 9/16  July      36 1/8
August     18 1/2  August    34 1/4   August     9 1/16  August    28 3/16  August    44 1/2
September  20 1/8  September 41       September  9 11/16 September 30 9/16  September 40 3/4
October    19 1/4  October   36       October   12 11/16 October   29 15/16 October   26
November   24 1/2  November  33 1/8   November  14 3/8   November  42 1/2   November  18 9/16
December   24 1/2  December  25 15/16 December  13 1/2   December  42 13/16 December  20 1/8

      The closing price on February 12, 2001 was 23.95.

                         NOVELLUS SYSTEMS, INC. (NVLS)

      Novellus Systems, Inc. manufactures, markets and services systems used in the production of computer chips to some of the largest semiconductor manufacturers. Novellus' products are used to provide productivity and quality control solutions to the worldwide semiconductor industry. Novellus markets and sells its products domestically through its own direct sales force and internationally through wholly-owned subsidiaries.

           Closing           Closing            Closing             Closing             Closing          Closing
  1996      Price    1997     Price     1998     Price     1999      Price     2000      Price    2001    Price
---------  ------- --------- -------- --------- -------- --------- --------- --------- --------- ------- -------
January    8 7/8   January   13 13/64 January   12 1/64  January    24 3/8   January   49 1/8    January  48.38
February   8 47/64 February  13 5/8   February  15 63/64 February   19 11/16 February  59 5/16
March      7 27/64 March     11 1/2   March     14 27/64 March      18 3/8   March     56 1/8
April      9 3/64  April      9 5/8   April     15 61/64 April      15 3/4   April     66 11/16
May        8 11/64 May       13 41/64 May       12 39/64 May        16 17/64 May       48 3/16
June       6       June      14 27/64 June      11 57/64 June       22 3/4   June      56 9/16
July       6       July      17 1/2   July      13 5/64  July       21 29/64 July      53 15/16
August     6 19/64 August    19 7/64  August     8 7/8   August     17 63/64 August    61 9/16
September  7 7/64  September 21       September  8 3/4   September  22 31/64 September 46 9/16
October    6 7/8   October   14 53/64 October   12 15/16 October    25 53/64 October   40 15/16
November   9 37/64 November  12 35/64 November  16 35/64 November   27 3/8   November  25 15/16
December   9 1/32  December  10 49/64 December  16 1/2   December   40 27/32 December  35 15/16

      The closing price on February 12, 2001 was 40.25.

                           SANDISK CORPORATION (SNDK)

      SanDisk Corporation designs, manufactures and markets digital imaging and audio storage products used in a wide variety of electronic systems. SanDisk's products are used in digital cameras, portable digital music players, digital video recorders, smart phones and other consumer electronics devices. SanDisk sells its products to the consumer electronics and industrial/communications markets. SanDisk markets and sells its products through a direct sales force and through distributors, independent manufacturers' representatives, private label partners, OEMs and retailers.

           Closing           Closing            Closing            Closing             Closing          Closing
  1996      Price    1997     Price     1998     Price     1999     Price     2000      Price    2001    Price
---------  ------- --------- -------- --------- -------- --------- -------- --------- --------- ------- -------
January    9 5/8   January    6       January   10       January   14 7/16  January    66 15/16 January  31.94
February   7       February   6 5/8   February  12 23/32 February  14       February   89
March      6 1/2   March      4 15/16 March     12 7/16  March     13 1/4   March     122 1/2
April      7 7/16  April      6 3/8   April     10 7/16  April     10 1/8   April      91 5/8
May        7 1/2   May        7 3/16  May        8 1/16  May       15 1/2   May        58 1/8
June       6 1/16  June       7 5/16  June       6 29/32 June      22 1/2   June       61 3/16
July       5 13/16 July      11       July       5 5/16  July      38 3/8   July       63 3/4
August     5 13/16 August    13 9/16  August     4 3/8   August    42 3/16  August     83 1/2
September  7 15/16 September 18       September  3 7/8   September 32 19/32 September  66 3/4
October    6 5/8   October   11 15/16 October    4 13/16 October   30 5/16  October    53 47/64
November   6 7/8   November  12 1/4   November   5 15/16 November  33 1/32  November   39 13/16
December   4 7/8   December  10 5/32  December   7 1/16  December  48 1/8   December   27 3/4

      The closing price on February 12, 2001 was 24.81.

                              TERADYNE, INC. (TER)

      Teradyne, Inc. designs, manufactures, markets and services testing equipment and software for the electronics and communications industries. Teradyne's products are used by electronics and communication systems manufacturers to test semiconductor, circuit-board, broadband, and software.Teradyne's testing products are designed to allow its customers to measure product performance, improve product quality and shorten time to market. Teradyne markets and sells its products primarily through its own direct sales force.

           Closing            Closing            Closing            Closing            Closing          Closing
  1996      Price     1997     Price     1998     Price     1999     Price     2000     Price    2001    Price
---------  -------- --------- -------- --------- -------- --------- -------- --------- -------- ------- -------
January    11 1/16  January   15 7/16  January   19 3/4   January   32 1/2   January   64 3/4   January  43.82
February   10 5/16  February  13 5/8   February  23 19/32 February  24       February  87
March       8 3/8   March     14 7/16  March     20 1/32  March     27 9/32  March     82
April      10 1/4   April     16 3/8   April     18 1/4   April     23 19/32 April     110
May        10 1/16  May       20 1/2   May       15 3/8   May       26 13/32 May       86
June        8 5/8   June      19 3/4   June      13 3/8   June      35 7/8   June      73 1/2
July        6 3/4   July      23 5/16  July      11 15/32 July      37 1/8   July      63
August      7 3/4   August    27 27/32 August     8 11/16 August    34 1/32  August    64 53/64
September   8 5/16  September 26 29/32 September  9 1/8   September 35 1/4   September 35
October     7 15/16 October   18 23/32 October   16 1/4   October   38 1/2   October   31 1/4
November   11 13/16 November  16 13/32 November  16 1/32  November  43 9/16  November  30 1/16
December   12 3/16  December  16       December  21 3/16  December  66       December  37 1/4

      The closing price on February 12, 2001 was 35.85.

                      TEXAS INSTRUMENTS INCORPORATED (TXN)

      Texas Instruments Incorporated designs and supplies digital signal processors and analog integrated circuits, which serve to convert electronics from analog to digital. Texas Instruments' semiconductor products are used in digital cell phones, computers, printers, hard disk drives and modems. Texas Instruments also sells electronic controls and connectors, sensors, radio-frequency identification systems and educational and graphing calculators. Texas Instruments markets and sells its products through its own direct sales force and third-party distributors.

           Closing           Closing            Closing            Closing            Closing          Closing
  1996      Price    1997     Price     1998     Price     1999     Price     2000     Price    2001    Price
---------  ------- --------- -------- --------- -------- --------- -------- --------- -------- ------- -------
January    5 51/64 January    9 51/64 January   13 21/32 January   24 23/32 January   53 7/8   January  43.80
February   6 15/64 February   9 41/64 February  14 1/2   February  22 19/64 February  83 1/16
March      6 23/64 March      9 23/64 March     13 17/32 March     24 13/16 March     80
April      7 1/16  April     11 5/32  April     16 1/32  April     25 17/32 April     81 7/16
May        7 1/32  May       11 7/32  May       12 55/64 May       27 11/32 May       72 1/4
June       6 15/64 June      10 33/64 June      14 37/64 June      36       June      68 11/16
July       5 13/32 July      14 3/8   July      14 27/32 July      36       July      59 3/8
August     5 27/32 August    14 13/64 August    11 27/32 August    41 1/32  August    66 27/32
September  6 57/64 September 16 3/4   September 13 1/4   September 41 1/8   September 47 3/8
October    6 1/64  October   13 11/32 October   15 63/64 October   44 7/8   October   49 1/16
November   7 31/32 November  12 13/32 November  19 3/32  November  48 1/32  November  37 5/16
December   7 31/32 December  11 1/4   December  21 13/32 December  48 5/16  December  47 3/8

      The closing price on February 12, 2001 was 37.70.

                    VITESSE SEMICONDUCTOR CORPORATION (VTSS)

      Vitesse Semiconductor Corporation designs, manufactures and markets high-performance integrated chips used by systems manufacturers in the communications and automatic test equipment markets. These integrated circuits are designed to handle the increased speed and capacity requirements of local and long distance communications providers and Internet service providers. Vitesse markets and sells its products primarily through its own direct sales force and distributors.

           Closing           Closing            Closing            Closing             Closing          Closing
  1996      Price    1997     Price     1998     Price     1999     Price     2000      Price    2001    Price
---------  ------- --------- -------- --------- -------- --------- -------- --------- --------- ------- -------
January    2 7/64  January    9 9/64  January   10 55/64 January   25 27/32 January    43 1/2   January  71.06
February   3 13/64 February   6 63/64 February  12 45/64 February  22 31/32 February  103 13/16
March      3 51/64 March      6 29/32 March     11 51/64 March     25 5/16  March      96 1/4
April      4 63/64 April      7 7/8   April     14 27/64 April     23 5/32  April      68 1/16
May        4 43/64 May        8 31/32 May       12 13/16 May       27 15/32 May        50 5/8
June       4       June       8 11/64 June      15 7/16  June      33 23/32 June       73 9/16
July       4 21/64 July      12 3/32  July      16 7/16  July      31 15/16 July       59 5/8
August     5 5/16  August    11 25/32 August    13 9/16  August    34       August     88 13/16
September  6 7/16  September 12 25/64 September 11 13/16 September 42 11/16 September  88 15/16
October    5 5/16  October   10 27/32 October   16 1/8   October   45 7/8   October    69 15/16
November   7 61/64 November  11 3/16  November  17 13/16 November  45 1/16  November   43 1/8
December   7 37/64 December   9 7/16  December  22 13/16 December  52 7/16  December   55 5/16

      The closing price on February 12, 2001 was 60.88.

                              XILINX, INC. (XLNX)

      Xilinx, Inc. designs, develops and markets integrated circuits, software design tools, predefined system functions and field engineering support. Xilinx forms strategic alliances with chip manufacturers, allowing Xilinx to focus on research and development, marketing and technical support. Xilinx markets and sells its products through independent sales representative firms, franchised domestic distributors and foreign distributors. In order to provide service to existing customers and reach potential customers, Xilinx also utilizes a direct sales management organization and field applications engineers.

           Closing            Closing            Closing            Closing            Closing          Closing
  1996      Price     1997     Price     1998     Price     1999     Price     2000     Price    2001    Price
---------  -------- --------- -------- --------- -------- --------- -------- --------- -------- ------- -------
January     9 21/32 January   11 3/8   January    9 31/64 January   20 3/4   January   45 3/4   January  54.00
February    9 21/32 February  11 9/32  February  10 31/32 February  17 7/16  February  79 3/4
March       7 15/16 March     12 3/16  March      9 23/64 March     20 9/32  March     82 13/16
April       9 7/32  April     12 1/4   April     11 7/16  April     22 13/16 April     73 1/4
May         8 11/16 May       13 13/32 May        9 33/64 May       22 7/32  May       76 1/8
June        7 15/16 June      12 17/64 June       8 1/2   June      28 5/8   June      82 9/16
July        8 3/32  July      11 27/32 July       9 3/8   July      31 3/16  July      75 1/16
August      8 3/4   August    11 7/8   August     7 5/8   August    34 31/32 August    88 7/8
September   8 1/2   September 12 21/32 September  8 3/4   September 32 49/64 September 85 5/8
October     8 3/16  October    8 17/32 October   11 11/64 October   39 5/16  October   72 7/16
November   10 31/32 November   8 41/64 November  12 11/16 November  44 3/4   November  39
December    9 13/64 December   8 49/64 December  16 9/32  December  45 15/32 December  46 1/8

      The closing price on February 12, 2001 was 49.50.

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                        [LOGO] SEMICONDUCTOR HOLDERS SM


                       1,000,000,000 Depositary Receipts

                         Semiconductor HOLDRS SM Trust


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                               February 15, 2001

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